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                                                                   EXHIBIT 10.24

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                                     MASTER

                                LICENSE AGREEMENT

         THIS AGREEMENT is made and entered into as of January 1, 2003 by and between The Procter & Gamble Company, a corporation duly organized and existing under the laws of Ohio, having a principal place of business at 1 Procter & Gamble Plaza, Cincinnati, Ohio 45201, as successor-in-interest to Richardson-Vicks Inc. (hereinafter referred to as "P&G") and Helen of Troy Limited, a corporation duly organized and existing under the laws of Barbados, having its principal place of business at Whitepark House, White Park Road, P.O. Box 836E, Bridgetown, Barbados, as successor-in-interest to Helen of Troy Corporation, now known as Helen of Troy Texas Corporation (hereinafter referred to as "LICENSEE").

                                   WITNESSETH

         WHEREAS, P&G is the owner of the tradenames and trademarks "VIDAL SASSOON" and "VS SASSOON" (hereinafter referred to as "Trade Name," as more particularly defined in Section 1(d) below), which is known to the public and enjoys an excellent reputation; and

         WHEREAS, the parties are operating under an Appliance/License Agreement dated December 22, 1982, as amended, Brush License Agreement dated December 18, 1985, as amended, License Agreement (Canada) dated December 22, 1982, as amended, European Appliance Agreement dated January 1, 1990, as amended, and a Mexico Appliance License Agreement dated July 1, 1991, as amended (the foregoing are collectively the "Existing Licenses"), with respect to the Trade Name; and

         WHEREAS, inasmuch as the Existing Licenses are soon to expire, the parties desire to enter into one new License Agreement which will take the place of all Existing Licenses.

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         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises herein contained, the parties hereto agree as follows:

SECTION 1 - GRANT OF LICENSE

         (a) Upon the terms and conditions hereinafter set forth, P&G hereby grants to LICENSEE, and LICENSEE hereby accepts the sole right, license and privilege of utilizing the Trade Name, solely and only upon and in connection with the manufacture, sale and distribution of the "Designated Merchandise" (as defined in Section 1(e) below). This License Agreement is independent of any other agreement between the parties and applies only to the Licensed Territory as hereinafter defined.

         (b) The license hereby granted extends worldwide (hereinafter referred to as "Licensed Territory") except for the following countries (collectively "Asia"): Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, Thailand. LICENSEE shall not make or authorize any use, direct or indirect, of the Trade Name in any area, other than the Licensed Territory and any other geographical areas which may be covered from time to time during the Term hereof by amendment or by separate license agreements, if any, between the parties hereto, relating to the manufacture, sale and distribution of Designated Merchandise, as defined below, and shall not knowingly sell Designated Merchandise to persons who intend to resell it in any other area. It is understood and agreed, however, that some part or all of the Designated Merchandise may be manufactured outside of the Licensed Territory.

         (c) The initial term of this license shall begin January 1, 2003 and extend through December 31, 2012 (the "Initial Term"), subject to any extension or extensions thereafter, as provided in Section 3 hereof (the "Term").

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         (d)      For the purpose hereof, the Trade Name shall mean the names
"VIDAL SASSOON" and "VS SASSOON" and all rights, registrations and entitlements thereto, as well as any portions, simulations or variations thereof, together with all applications, registrations and filings with respect to the Trade Name, and any renewals and extensions of any such applications, registrations and filings. LICENSEE acknowledges that P&G may not have the exclusive right to some variations or portions of the Trade Name, including the initials "VS," and for such variations or portions, LICENSEE is only acquiring the right to use such variations or portions in the same manner as P&G may be permitted to use said variations or portions.

         (e) For the purposes hereof, "Designated Merchandise" shall mean those items listed on Exhibit "A" attached hereto. By January 31 of each year, LICENSEE shall furnish P&G with a list of items it is manufacturing, selling and distributing into the Licensed Territory at that time. In the event LICENSEE wishes to so manufacture, sell or distribute any product outside the scope of the Designated Merchandise, it shall so notify P&G in writing, and P&G, in its sole and absolute discretion, shall have thirty (30) days to accept or reject such product. P&G must so specifically state the reason or reasons for its disapproval in its written notice of rejection.

         (f) In the event P&G desires to manufacture, sell or distribute in Licensed Territory products bearing the Trade Name which are not within the scope of the Designated Merchandise, P&G shall notify LICENSEE in writing of such fact, and LICENSEE shall have ninety (90) days within which to notify P&G either that it desires to manufacture, sell or distribute such product in the Licensed Territory under the terms contained herein, or that it does not so desire to manufacture, sell and distribute such product. In the event LICENSEE does not respond within said ninety (90) day period, or notifies P&G that it does not desire to manufacture, sell and distribute such product under the terms contained herein, P&G shall have the right to itself

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manufacture, sell and distribute such product, or to offer to another party or parties, on any terms, the right to manufacture, sell and distribute such product.

         (g) In the event that LICENSEE notifies P&G that it desires to so market a proposed product by P&G as provided in Paragraph 1(f) above, then LICENSEE shall have the right to manufacture, sell and distribute such product in the Licensed Territory under the terms and conditions contained herein; provided however, that in the event LICENSEE has not, within a reasonable period of time from the date LICENSEE notified P&G of its desire to so market such product, made a good faith effort to manufacture, sell and distribute substantial quantities of such product in the Licensed Territory, then P&G shall have the right to itself manufacture, sell and distribute, or to appoint another entity to manufacture, sell and distribute such product.

         (h) LICENSEE will cooperate with P&G in the execution, filing and prosecution of any trademark applications and registered user agreements that P&G may desire to file at its own expense and for that purpose LICENSEE will supply to P&G from time to time such samples, containers, labels and similar material as may reasonably be required. In the event this Agreement is terminated, LICENSEE agrees to execute whatever documents are necessary to terminate the registered user agreements and this obligation shall survive the termination of this Agreement.

SECTION 2 - TERMS OF PAYMENT

         (a) LICENSEE shall pay LICENSOR a non-refundable licensing fee of two million dollars ($2,000,000.00) within ten (10) days of signing this Agreement.

         (b) Subject to adjustment as provided below, LICENSEE shall pay to P&G a royalty equal to *** of the Net Sales of all Designated Merchandise for each License Year of the Term

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specified herein, or the Minimum Annual Royalty, as hereinafter defined, whichever is greater. The term Net Sales shall mean the Gross Sales (as defined below) of the Designated Merchandise by LICENSEE, its affiliated, associated or subsidiary companies, less Allowable Adjustments (as defined below) not to collectively exceed *** of Gross Sales.

         "Gross Sales" shall mean the consolidated gross dollar value of sales to third persons obtained by multiplying the number of items of Designated Merchandise shipped (net of returns credited and/or received), by LICENSEE's assigned price for each such item exclusive of, and before allowance for or deduction of, any Allowable Adjustments. The term "Minimum Annual Royalty," as used herein, shall be *** per year, subject to adjustment as provided below.

         Royalties payable hereunder shall be reduced by an amount equal to all expenditures made by LICENSEE for advertising; provided, however, that such reduction shall not exceed *** of the amount actually payable in such year. Amounts paid for advertising may be carried forward and reduce royalties for a period of 12 months after the date of expenditure. In addition, Royalties payable hereunder shall be reduced by an additional ***, and redirected into advertising as set forth above, if and when:

         (i) VIDAL SASSOON shampoo dollar share falls below *** for *** as measured by Information Resources, Inc., A. C. Nielsen, or another nationally-recognized market share data provider; or

         (ii) VIDAL SASSOON hair care products cease to be sold in the United States of America to ***, or

         (iii) P&G decides to discontinue or suspend sale of VIDAL SASSON hair care products in the retail channel of distribution in the United States of America.

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         Such reduction shall continue until dollar share meets or exceeds ***
for ***, if applicable, or so long as either of items (ii) or (iii) is still occurring in the United States of America. In no event, however, shall Royalty payable to P&G be less than *** per year. Minimum Annual Royalty shall be prorated for any partial year(s) at the beginning or end of the Initial or any renewal Term.

         "Allowable Adjustments" shall be deemed to include but not be necessarily limited to: ***. For the purpose of calculating Net Sales, it is understood, without limitation, that no deduction shall be made for cash discounts, uncollectible accounts and freight costs or freight allowances in the manufacture, sale or distribution of Designated Merchandise. Net sales shall not include sales by LICENSEE to P&G or any related or affiliated company thereof.

         (c) *** For purposes hereof, a Newly Developed Item of Designated Merchandise shall mean a new item of Designated Merchandise different in design, overall appearance and componentry from any currently existing item of Designated Merchandise, and which requires the development and production of new designs, tooling and molds, and the expenditure of significant monies in engineering, development and/or testing. LICENSEE shall submit a new design proposal to P&G for P& G's written determination that such new design shall be considered a Newly Developed Item of Designated Merchandise before such new design is in the manufacturing stage. Such determination by P&G shall be final. *** P&G's determination under this provision is not a Merchandise Dispute subject to arbitration pursuant to Section 3(e) hereof.

         (d) Royalty payments shall be based on U.S. dollar calculations and paid in U.S.

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*** Confidential material redacted and filed separately with the Commission.

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dollars. Exchange rates used to convert local currency sales to U.S. dollars shall be the actual average monthly rates of New York banks as published in the Wall Street Journal.

         (e)      Royalty payments shall be due and payable by LICENSEE sixty
(60) days after completion of each calendar quarter year of each License Year during the Term hereof. For purposes of this Agreement, the first License Year shall be defined as the period ending December 31, 2003, and each subsequent License Year shall be defined as the twelve (12) month period commencing January 1 of each year and ending December 31 of the same year. The first royalty payment due under this License Agreement shall be for the quarter ending March 31, 2003. No less than twenty-five percent (25%) of the Minimum Annual Royalty applicable to each License Year shall be payable each calendar quarter under this Agreement, except that payments within each License Year shall be determined based on cumulative Net Sales within the year.

         (f) In this regard, all moneys due as royalty payments under this Agreement shall be payable in United States Dollars by bank wire transfer of immediately available funds to the following account: ***

         Please reference "Royalty: Vidal Sassoon/Helen of Troy." Confirmation via fax should be sent to:

                  The Procter & Gamble Company
                  General Accounting
                  TE-11 GO
                  One Procter & Gamble Plaza
                  P.O. Box 599
                  Cincinnati, OH  45202
                  (513) 983-7202

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*** Confidential material redacted and filed separately with the Commission.

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         with copy to:

                  The Procter & Gamble Company
                  Attention: Contact Administration
                  P.O. Box 330176
                  West Hartford, CT 06133-0176
                  Telephone: (860) 236-8002
                  Fax: (860) 236-5515

         (g) Within sixty (60) days after the end of each quarter, LICENSEE shall prepare and issue to LICENSOR verified reports for each Quarter in the English language in a form mutually acceptable to LICENSEE and LICENSOR, and showing separately:

                  A) Total number or amount of Designated Merchandise by items sold, delivered, provided, or otherwise disposed of by LICENSEE,

                  B)       Gross Sales,

                  C) Itemized deductions and returns by Designated Merchandise, used to calculate Net Sales,

                  D) The royalties accrued during the quarter and payable to LICENSOR by LICENSEE.

         If no sales, deliveries, or dispositions of Designated Merchandise were made during the reporting period, a report to that effect shall be prepared and issued to LICENSOR within sixty (60) days after the end of each quarter.

LICENSEE shall transmit the aforementioned reports to the following address

                  The Procter & Gamble Company
                  Attention: Contract Administration
                  P.O. Box 330176
                  West Hartford, CT 06133-0176
                  Telephone: (860) 236-8002
                  Fax: (860) 236-5515

SECTION 3 - TERMINATION; OPTION TO EXTEND

         (a) Unless sooner terminated by reason of the application of subsections (d), (e), (f) or (g) of this Section 3, this Agreement shall terminate at the end of the Initial Term hereof; provided however, that LICENSEE shall have the option to extend this Agreement and all of the terms and conditions hereof, for an additional ten (10) year period (the "Extension") from

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January 1, 2013 to December 31, 2022, if LICENSEE has Net Sales in the last
License Year of the Initial Term equal to or exceeding the "Adjusted Sales Amount" (as defined below) at actual exchange rates. In addition, LICENSEE shall have one further option to extend this Agreement and all of the terms and conditions hereof, for an additional ten (10) year period from January 1, 2123 to December 31, 2032, if LICENSEE has the Net Sales in the last License Year of the Extension term equal to or exceeding the "Adjusted Sales Amount" at actual exchange rates. In the event that LICENSEE is qualified to exercise, and elects to so exercise, its option to extend this Agreement, it shall do so by giving written notice of its intention to P&G no later than six months prior to the expiration of the Initial Term or Extension term, as applicable; provided however, that if the subsequent accounting furnished by LICENSEE to P&G for such last License year shall reflect that LICENSEE is not qualified to so exercise such option, then this Agreement shall terminate as of the last day of the next calendar month following the month in which written notice is given by P&G to LICENSEE of its failure to so qualify to extend the term hereof. In the event of the occurrence of any act beyond the control of LICENSEE specified in Section 15(k) which continues for a period of one (1) month or more during the final License Year of the Initial Term, then the Net Sales for that License Year required to entitle LICENSEE to exercise its option to extend shall be prorated based on the actual portion of such License Year not so disrupted. For purposes of this Section 3, the "Adjusted Sales Amount" for any License Year shall be an amount equal to the lesser of; (i) *** multiplied by a fraction, the numerator of which shall be the "Consumer Price Index" as announced by the Bureaus of Labor Statistics, United States Department of Labor, for the month of January of such year, and the denominator of which shall be the "Consumer Price Index" for the month of January 2003

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(provided, however, in no event will the annualized increase in the numerator be more than ***); (ii) the average of LICENSEE'S Net Sales in the prior three License years.

         (b) Notwithstanding the provisions of Section 3(a) above, LICENSEE shall nonetheless have the option to extend this Agreement through the Extension Period, if; (i) LICENSEE shall have Net Sales in the last License Year of the Initial Term or Extension term, as applicable, in an amount equal to or exceeding *** of the Adjusted Sales Amount; and (ii) LICENSEE pays to P&G additional royalties at the rate specified in Section 2(a) of this Agreement sufficient to provide P&G with that amount it would have been paid had LICENSEE had the Net Sales in such License Year equal to the Adjusted Sales Amount.

         (c) If LICENSEE exercises any option to renew, it shall pay to P&G a renewal fee in an amount equal to *** of the Net Sales for a year in which the option to renew is exercised. Such renewal fee shall be payable as follows: one-third (1/3) on the 90th day after the first day of the applicable renewal term, one-third (1/3) on the first anniversary of the first day of the renewal term, and one-third (1/3) on the second anniversary of the first day of the renewal term.

         (d) The failure of either party to pay any sum due hereunder within fifteen (15) days of the date specified herein shall constitute a default hereunder. Thereafter, the non-defaulting party may give written notice of such non-payment. All payments made during the fifteen (15) day period commencing with the date such notice is received by the defaulting party shall bear interest at the annual interest rate identified as the "Prime Rate" in the Money Rates column published each day in the Wall Street Journal, and defined therein as the Base Rate on corporate loans posted by at least 75% of the nation's 30 largest banks, as of the date of receipt of such notice, plus one and one-half percent (1-1/2%), or the maximum rate allowed by applicable law,

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whichever amount is less. In the event full payment is not received by the end of this fifteen (15) day period, then for the next thirty (30) days commencing upon the expiration of this fifteen (15) day period the defaulting party shall, in addition to paying interest on all unpaid amounts at the interest rate specified above, pay as liquidated damages and not as a penalty, the sum of One Thousand Dollars ($1,000) per day for each day during this thirty (30) day period that payment is not received, which sum represents a reasonable endeavor by the parties hereto to estimate a fair compensation for the foreseeable losses that might result from such default. If full payment is not received by the end of this thirty (30) day period, this Agreement may be terminated in writing at the option of the non-defaulting party. Acceptance by the non-defaulting party of payment in full after the aforementioned period shall act as a waiver by the non-defaulting party of its right to terminate this agreement by reason of such default. It is understood and agreed that the defaulting party shall have the right to continue to make payments on amounts owed as provided herein until the expiration of the above-stated final thirty (30) day period.

         (e) LICENSEE or P&G may terminate this Agreement upon the other party's breach or default of the terms hereof (except the failure to pay money when due), which shall continue for a period of thirty (30) days after written notice specifying such default. Notwithstanding the above, in the event said breach or default is cured within, said thirty (30) day period, said notice of default shall be deemed cancelled and rescinded. In the event of a breach or default which cannot reasonably be cured within said thirty (30) day period, the date for termination shall be extended to that date upon which said breach or default could reasonably be cured; provided, that LICENSEE or P&G has promptly and in good faith commenced to cure the default within said thirty (30) day period and continues expeditiously thereafter its efforts to cure the same until such default has been remedied. Merchandise Disputes, as defined below, shall not be considered breaches or defaults and shall be resolved by binding arbitration upon the election of

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either party, which, it is understood, shall be the exclusive method of resolving such Merchandise Disputes. Merchandise Disputes shall be defined to include only claimed breaches relating to the Designated Merchandise and its specifications, designs, standards and advertising, but shall in no event include any disputes over the use of the Trade Name or trademarks licensed hereunder or any dispute regarding the payment of money. Such arbitration shall be held in Cincinnati, Ohio, in the offices of a neutral third party. Each party hereto may appoint one arbitrator from a panel of names supplied for that purpose by the American Arbitration Association. The two (2) arbitrators so selected shall agree upon a third arbitrator from such panel of names. The decision of two arbitrators shall be controlling and the judgment based on the award may be entered in the Superior Court of the State of Ohio or any other court having jurisdiction thereover. The losing party shall pay all costs. The Rules of the American Arbitration Association and the Arbitration laws of the State of Ohio shall apply.

         (f) P&G shall have the sole option to terminate this Agreement if LICENSEE is acquired by another entity which competes in the hair care category, such option to be exercised within thirty (30) days after the event giving rise to such option. If P&G is given a comprehensive written description of a proposed acquisition, P&G will inform LICENSEE in writing as to whether it will or will not exercise its option to terminate, within 30 days of P&G's receipt of the proposed acquisition description.

         (g) Upon the termination of this Agreement, for any reason whatsoever, LICENSEE shall immediately discontinue its use of the Trade Name in connection with the manufacture, marketing and distribution of Designated Merchandise, and thereafter will no longer use or have the right to use the Trade Name in any form or manner whatsoever; provided however, that

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LICENSEE shall have a period of up to *** after termination of this Agreement
(hereinafter the "Disposal Period") in which to use the Trade Name in making orderly disposition of inventory in accordance with the terms of this Agreement, of Designated Merchandise manufactured or actually ordered and in production by LICENSEE prior to the termination date. Within fifteen (15) days after termination, LICENSEE shall submit to P&G a schedule of the inventory, including all of LICENSEE's purchase commitments, of Designated Merchandise bearing the Trade Name then on hand, in production or on order for production. Within five
(5) days after receipt of the aforementioned schedule of inventory, P&G shall be required to advise LICENSEE in writing of P&G's decision to either: (i) permit LICENSEE to dispose of the Designated Merchandise then on hand during the Disposal Period, as set forth above, or (ii) buy all previously unsold Designated Merchandise for a price, payable in cash within ninety (90) days after P&G's election, equal to LICENSEE's landed cost (subject to audit by P&G auditors), including any outstanding letters of credit or purchase commitments for inventory to be landed in the United States within six (6) months of the date P&G notifies LICENSEE of its intent to buy said inventory.

         (h) Royalties shall be due P&G for all sales made during the Disposal Period and shall be paid no later than sixty (60) days after the end of said period; provided however, that in the event P&G elects to purchase the inventory then on hand, no royalty payment shall be payable with respect thereto.

SECTION 4 - EXCLUSIVITY

         (a) Nothing in this Agreement shall be construed to prevent P&G from granting any other licenses for the use of the Trade Name or from utilizing the Trade Name in any manner

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whatsoever, except that P&G will neither itself use the Trade Name in connection with the sale of Designated Merchandise in the Licensed Territory during the Term hereof, other than in connection with the sale or promotion of Designated Merchandise purchased by P&G or its affiliates from LICENSEE, nor will it grant any other licenses for the Licensed Territory to take effect during the Term of this Agreement or the Disposal Period, for the use of Trade Name in connection with the sale of Designated Merchandise. Further, P&G agrees that during the Term hereof, it shall not enter into any arrangement with any person, firm or corporation granting the right to use the Trade Name in connection with the Designated Merchandise for ultimate disposition outside the Licensed Territory, knowing or having reason to believe that the person, firm or corporation intends to sell or distribute, directly or indirectly, Designated Merchandise within the Licensed Territory. In the event LICENSEE advises P&G in writing that merchandise similar to the Designated Merchandise bearing the Trade Name is being sold or distributed in the Licensed Territory by a third party, P&G will take reasonable steps, including (i) notifying the appropriate Customs Office(s) of such improper sales or distribution, and requesting assistance in preventing such improper sales or distribution; and, (ii) initiating litigation if it determines, in its sole discretion, that to do so would be feasible and successful, to prevent any further distribution or sale of such merchandise by such third party in the Licensed Territory.

         (b) LICENSEE agrees not to sell in *** products of the type or description identified as Designated Merchandise under any other trademark or brand other than that covered by this License Agreement as long as this License Agreement remains in effect; provided, however, that nothing herein is intended to restrict or otherwise prohibit LICENSEE from marketing products of the type or description identified as Designated Merchandise under private labels of specific

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customers or as a generic product that carries no consumer advertising provided further such products utilize different aesthetics and different molds, and provided further that LICENSEE shall not manufacture or distribute any products that are sold in the Licensed Territory which ***. Notwithstanding the foregoing, however, LICENSEE shall be entitled to sell products under the following trademarks brands: ***. Additionally, LICENSEE can market products directly to the professional trade pursuant to Section 9.

SECTION 5 - STANDARDS OF MERCHANDISE

         (a) LICENSEE agrees that all Designated Merchandise shall be manufactured according to standards equivalent to the Underwriters Laboratories for the relevant countries within the Licensed Territory, or by such comparable governmental or standard facility certifying electrical appliances, and bear its seal, and be in full compliance with all applicable standards and regulations in Licensed Territory for all merchandise sold. P&G shall have an unconditional right of approval over any and all designs, construction and component parts of Designated Merchandise, including without limitation, motors, brushes, plastic molded parts, switches and heating coils, except that with respect to such component parts, P&G may not unreasonably withhold its approval, and LICENSEE agrees not to sell any design of Designated Merchandise with the Trade Name without P&G's prior written approval. As long as LICENSEE shall comply with the standards set forth herein, P&G may not withdraw its approval for any design of Designated Merchandise after LICENSEE has commenced to manufacture and sell such Designated Merchandise. Approvals required of P&G hereunder shall be requested in accordance with and governed by the terms of Section 7(e) hereof.

         (b) During the term hereof, P&G shall have the right to notify LICENSEE at any time

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that all or any of the Designated Merchandise being manufactured, sold and distributed by LICENSEE under the Trade Name does not meet the design or quality standards as previously approved by P&G pursuant to Section 5(a), which notice shall list the specific merchandise and specify in what respects such merchandise fails to meet such standards. LICENSEE agrees that the Trade Name shall not be placed on any Designated Merchandise that does not meet such standards, and upon receipt of notice that a particular model of the Designated Merchandise does not meet such standards, shall not place the Trade Name on any further units of that model of the Designated Merchandise until such as P&G agrees in writing that such Designated Merchandise has met such quality standards. In the event that any Designated Merchandise cannot be sold by LICENSEE as a result of the provisions of this Section 5(b), LICENSEE and P&G agree to negotiate in good faith to provide for the disposition of such Designated Merchandise.

         (c) In furtherance of the provisions of Section 5(a), LICENSEE agrees to permit P&G, its agents and employees to have access, during normal business hours and after reasonable notice, to its manufacturing and warehouse facilities, or to arrange, if requested, for P&G, its agents or employees to have access to the facilities of is subcontractors. P&G shall have the right to open and inspect shipping cartons, and make such other tests and inspections as it shall deem necessary to ensure the quality of the Designated Merchandise. P&G agrees not to disclose to third parties any proprietary or confidential information obtained as a result of or during any such visit, investigation or inspection.

SECTION 6 - ACKNOWLEDGMENT AND PROTECTIONS OF THE TRADE NAME

         (a)      LICENSEE hereby acknowledges and agrees that:

                  (i) LICENSEE shall acquire no right in or to the Trade Name by virtue of this Agreement, except for the rights incident to the grant of the license hereunder for the term herein specified;

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                  (ii)     LICENSEE recognizes the great value of the Trade Name
and the goodwill associated therewith in the Licensed Territory, and acknowledges that the Trade Name and all rights therein and goodwill pertaining thereto, belong exclusively to P&G;

                  (iii) The consuming public now associates the Trade Name with products and service of consistently high quality; and

                  (iv) The conditions, terms, restrictions, covenants and limitations of this Agreement are necessary, equitable, reasonable and essential to assure the consuming public that all goods or services sold under the Trade Name are of the same consistently high quality as sold by others who are or may hereafter be licensed to sell merchandise or services under the Trade Name.

         (b) Both parties acknowledge that the Trade Name has become established among the consuming public as representing goods and services of high quality, and further agree that it is in the mutual interest of the parties hereto to protect and foster the value and consumer acceptance of the Trade Name. P&G will take reasonable and cost effective steps to protect the goodwill of the Trade Name.

         (c) To help protect the good reputation of the Trade Name, LICENSEE will, make a good faith effort to handle consumer complaints to satisfactory conclusions.

SECTION 7 - APPROVAL OF LABELING, PACKAGING AND ADVERTISING

         (a) LICENSEE agrees that all labels and tags, if any, attached to units of Designated Merchandise sold by LICENSEE under the Trade Name shall be in form and design, approved in writing by P&G. Said labels and tags, if any, shall comply with all applicable statutes and with the rules and regulations promulgated by any governmental agency, including such designations as may be required or permitted to indicate the proprietary nature of the Trade Name.

         (b) The Trade Name shall be physically affixed and displayed on each item of Designated Merchandise manufactured or sold by LICENSEE pursuant to the terms hereof. P&G shall have the right to approve the size, coloring, lettering, placement and manner of use of the Trade Name, and LICENSEE agrees that no items of Designated Merchandise will be sold without LICENSEE first obtaining P&G's prior written approval of such placement and manner of use.

         (c) During the Term hereof and any extension thereof, or the Disposal Period, LICENSEE may use the Trade Name in advertisements of the Designated Merchandise in electronic or print media, trade papers, direct mail and advertising mats for retailers. All advertising and promotional activities, including specifically but not limited to themes, media, standards, policies and uses to the extent such items are within LICENSEE's control, shall be subject to P&G's prior written approval. Any advertising or promotional format which has been approved by P&G may be used by LICENSEE for other items of Designated Merchandise without obtaining the additional approval of P&G.

         (d) If any items of Designated Merchandise are marketed in a carton, container, packing or wrapping material bearing the Trade Name, written approval of P&G must first be obtained.

         (e) All approvals or disapprovals required of P&G pursuant to the provisions of Sections 5(a), 7(a), 7(b), 7(c) or 7(d) hereof shall be given by P&G in writing no later than thirty (30) days following receipt of a written request from LICENSEE requesting such approval. If LICENSEE does not receive notice of disapproval from P&G within said thirty (30) days, then LICENSEE may deem such request approved. In any case in which P&G disapproves of any request made by LICENSEE pursuant to the aforementioned sections, P&G shall state, with sufficient specificity so as to allow LICENSEE an opportunity to correct any defects, the reasons for such disapproval. In any event, P&G shall not unreasonably withhold, delay or condition any required approval.

SECTION 8 - MAINTENANCE OF RECORDS

         (a) LICENSEE shall keep true and accurate books of account and records in accordance with generally accepted accounting principles, consistently applied covering all transactions relating to the license hereby granted, and P&G and its duly authorized representatives shall, after reasonable notice, have the right at all reasonable hours of the day to an examination of such books of account and records, and of all other documents and materials in the possession or under the control of LICENSEE with respect to the subject matter and terms of this Agreement, and shall have free and full access thereto for such purposes and for the purpose of making extracts therefrom. All books of account and records shall be kept available for at least four (4) years after the License Year to which they pertain. P&G agrees not to disclose to third party any proprietary or confidential information obtained as a result of such examination.

         (b) During the term of this Agreement, LICENSEE agrees to furnish to P&G simultaneously with its quarterly royalty payment a statement verified by LICENSEE's Chief Financial Officer showing the number, description, gross sales price and net sales price of the item of Designated Merchandise distributed or sold by LICENSEE in the Licensed Territory during the quarter just ended, along with a statement showing how the royalty was computed.

         (c) Within one hundred twenty (120) days of the completion of each fiscal year of LICENSEE during which this Agreement shall have been in effect, LICENSEE shall provide P&G with a statement showing all sales of Designated Merchandise sold under the Trade Name during such fiscal year, along with a computation of the royalties paid and payable hereunder with respect to such sales. In the event P&G shall question LICENSEE's determination of Net

Sales, it shall have the right, to be exercised only within four (4) years of the date P&G receives the aforementioned statement, to require LICENSEE's independent public accounting firm to audit the Net Sales for the License Year, and to certify the amount thereof. In the event that Net Sales, as certified by said accounting firm, shall exceed by Two Percent (2%) or more the Net Sales as shown on the certificate provided by P&G by LICENSEE, then LICENSEE agrees that it shall pay the cost of the Net Sales audit. In all other events, P&G shall pay the cost of said Net Sales audit.

         (d) Within thirty (30) days following the last day of each calendar month during the term hereof, LICENSEE agrees to provide, upon request of P&G, a listing, prepared upon LICENSEE's data processing equipment, of each invoice for Designated Merchandise shipped during said month.

SECTION 9 - OWNERSHIP OF DESIGNS

         P&G and LICENSEE agree that LICENSEE shall not, in the countries of ***, use, nor license the use of, the molds, tooling and designs created to produce "Type A" (as set forth on Exhibit A) Designated Merchandise to be sold in retail outlets selling such products to the consuming public. Notwithstanding the above, LICENSEE may use such molds, tooling and designs for the production of such items of Designated Merchandise to be sold under LICENSEE'S trade names to hair salons and beauty supply houses for the professional trade. Upon the termination hereof, P&G shall have the right to purchase all or any part of such molds and tooling, at a price based upon the cost of such items to LICENSEE depreciated on a straight-line basis over a period of five (5) years, but not less than ten percent (10%) of the cost of such item. LICENSEE agrees it shall not, at any time after the termination hereof, use, or

--------------------
*** Confidential material redacted and filed separately with the Commission.

license the use of any such mold, tooling or the design for that particular mold or tooling purchased by P&G, except, however, that LICENSEE shall be entitled to sell products utilizing such designs to hair salons and beauty supply houses with an agreed credit to the mold purchase price. This excludes sale to an outlet who sells to the consuming public. LICENSEE shall, upon the termination hereof however, be free to use or license the use of any such mold or tooling, or any design therefor, not purchased by P&G as provided herein.

SECTION 10 - CREATIVE SERVICES

         P&G agrees that upon LICENSEE's written request, P&G shall provide LICENSEE with creative services required for advertising and promoting Designated Merchandise. LICENSEE agrees to pay to P&G, P&G's actual out-of-pocket costs or applicable fees, plus twenty-five percent (25%) thereon, for all such creative services performed under P&G's direction.

SECTION 11 - ASSIGNMENTS, SUBLICENSES

         (a) The rights under this Agreement may only be assigned or sublicensed by LICENSEE with the prior written consent of P&G. For purposes of this Agreement, it is agreed that in the event this Agreement is assigned in connection with and as a part of the sale of at least eighty percent (80%) of all of LICENSEE's assets, based upon the value of such assets on LICENSEE's most recent audited financial statement, to a single individual or entity who or which does not compete in the hair care category, then such sale or transfer of this Agreement shall not be deemed an assignment of this Agreement. P&G consents to an assignment or sublicense of the rights under this Agreement to an affiliate of LICENSEE provided LICENSEE informs P&G and LICENSEE, and its affiliate, Helen of Troy Texas Corporation, are guarantors of all obligations to be fulfilled by such assignee or sublicensee.

         (b) Nothing contained in Subsection (a) above shall be deemed to prohibit LICENSEE from appointing an exclusive distributor to sell the Designated Merchandise in the Licensed Territory, or any part thereof.

         (c) LICENSEE shall have the right to subcontract the actual manufacture of the Designated Merchandise bearing the Trade Name, so long as said Designated Merchandise meets the quality standards set forth herein.

SECTION 12 - INDEMNIFICATION

         (a) LICENSEE hereby indemnifies and hold P&G, its parent, affiliates and subsidiaries and any of their employees, directors, officers, agents or other representatives harmless from any claims, suits, loss or damage (including reasonable attorneys' fees) arising out of any allegedly unauthorized use of any patent, process, idea, method, industrial design or devise by LICENSEE in connection with the Designated Merchandise manufactured and sold pursuant to this Agreement, and also, from any claims, suits, loss and damage for personal injury, death or property damage arising out of alleged defects in the Designated Merchandise, or arising out of the advertisement, sale or promotion of the Designated Merchandise. Without limiting such indemnification and in addition to it, LICENSEE shall obtain, at its own expense, liability insurance from a recognized insurance company (approved in writing by P&G), providing protection in the amount of at least Ten Million Dollars ($10,000,000) for P&G against any claims, suits, loss or damage arising out of any alleged defects in the Designated Merchandise, personal injury, death or property damage resulting from LICENSEE's activities in connection herewith. As proof of such insurance, a certificate of insurance naming P&G and appropriate parents, affiliates and subsidiaries as may be reasonably requested by P&G as an insured party shall be submitted to P&G by LICENSEE. As used in this Section 12(a), P&G shall also include the officers, directors, agents and employees of P&G or any of its parent, subsidiaries or affiliates, and any persons, the use of whose name may be licensed hereunder. In the event LICENSEE cannot obtain the insurance coverage set forth herein, or it would be more economical for P&G to obtain the coverage, P&G agrees to obtain such coverage and LICENSEE agrees to reimburse P&G for the cost thereof.

         (b) P&G shall indemnify and hold LICENSEE harmless from and against any and all claims, suits, loss or damage (including reasonable attorneys' fees) arising from infringement of statutory or common law trademark or trade name rights of others through the use of the Trade Name hereunder (including specifically, without limitation, any license agreement or understanding by which P&G licensed others to produce merchandise included within the scope hereof), and P&G upon written notice from LICENSEE, shall defend at its own expense any litigation instituted by others against LICENSEE resulting therefrom. LICENSEE agrees to cooperate and assist P&G in connection with any litigation arising pursuant hereto. LICENSEE shall have the right, if it so elects, to conduct the defense of any such litigation brought against it at its own cost and expense and by its own counsel, and P&G may at its option join therein, but LICENSEE shall in such case pay its own costs and expenses of such litigation.

         (c) LICENSEE shall apprise P&G in writing as soon as practicable of any infringement of the Trade Name which comes to the attention of LICENSEE. P&G, at its sole cost and expense and in its own name, may prosecute and defend any action or proceeding which P&G deems necessary or desirable to protect the Trade Name, including but not limited to actions or proceedings involving infringement of the Trade Name. LICENSEE, upon written request by P&G, shall join P&G in any such action or proceeding at P&G's sole cost. P&G may prosecute and defend at its sole cost and expense and in its own name any action or proceeding to protect its own designs or styles. LICENSEE shall not commence any action or proceeding alleging infringement thereof without the prior written consent of P&G and shall not defend any such action unless it shall first make written demand upon P&G so to do. Any and all damages recovered in any action or proceeding commenced by P&G shall belong solely and exclusively to P&G.

         (d) P&G shall have no liability to LICENSEE or to any other person for any damages awarded or recovered against LICENSEE or such other person based on any action or proceeding alleging any violation of any antitrust, trade regulation or similar statue, or unfair competition involving any acts or omissions of LICENSEE.

         (e) Nothing in this Agreement shall create a joint venture or establish the relationship of principal and agent, or any other relationship of a similar nature between the parties.

SECTION 13 - P&G'S WARRANTIES

         P&G represents and warrants that, within the Licensed Territory, it has sole and exclusive ownership rights to the Trade Name; that it has authority to enter into this Agreement; that no other person, firm or corporation has nor will have, during the Term hereof, the right to use the Trade Name or any variant thereof, with respect to the Designated Merchandise within the Licensed Territory or in violation of the terms and provisions of this Agreement; that P&G, as of the effective date hereof, has not licensed the use of the Trade Name with respect to the Designated Merchandise other than pursuant to agreements with LICENSEE; and, that the Trade Name is valid, subsisting and in full force, and does not infringe upon the rights of third parties in those countries where the Trade Name is registered and used. P&G additionally represents and warrants that it has the right to license the Trade Name in connection with the manufacture, sale and distribution of the Designated Merchandise in the Licensed Territory, and that there are no agreements existing as of the effective date hereof restricting P&G's right to use or license the use of Trade Name in connection with the manufacture, sale and distribution of the Designated Merchandise in the Licensed Territory. P&G agrees to maintain and keep in full force and effect the current and future registrations of the Trade Name, as it relates to the Designated Merchandise, in the Licensed Territory, throughout the Term hereof. The Trade Name is currently registered in the jurisdictions listed on Exhibit "B" attached hereto. In addition, P&G will register the Trade Name in any jurisdiction in the Territory in which it is not registered at the cost of LICENSEE, which is agreed to be $2,500.00 per registration.

SECTION 14 - BANKRUPTCY

         (a) If LICENSEE is adjudicated bankrupt, or if a petition in bankruptcy is filed against LICENSEE by a third party or parties, and such petition is not dismissed or transferred to a reorganization proceeding under any provision of the Bankruptcy Code within ninety (90) days after the date of such filing, or LICENSEE make a general assignment of the benefit of its creditors or an arrangement pursuant to any bankruptcy or reorganization law (except the filing of a reorganization proceeding under any provision of the Bankruptcy Code) or discontinues its business, or if a receiver is appointed for it or its business and is not withdrawn within ninety (90) days of the date of such appointment, it shall be deemed a default hereunder entitling P&G to terminate this Agreement upon written notice of such effect. In the event this Agreement is terminated as a result of such default, except as provided in
Section 3(h), LICENSEE, its receivers, representatives, trustees, agents, administrators, successors or assigns shall have no further rights hereunder. It is understood and agreed that nothing contained in this Section 14 shall be deemed to relieve LICENSEE of any obligation to pay the royalties due hereunder by reason of the sale of Designated Merchandise.

SECTION 15 - GENERAL PROVISIONS

         (a) All notices and other communications which are required or which may be given under the provisions of this Agreement shall be in writing and shall be sent by telex or mailed by registered or certified mail, postage prepaid, as follows:

                  If to P&G:

                  The Procter & Gamble Company
                  1 Procter & Gamble Plaza
                  Cincinnati, OH  45202
                  U.S.A.
                  Attention: Vice President - External Business Development &
                             Global Licensing

                  With a copy to:

                  The Procter & Gamble Company
                  1 Procter & Gamble Plaza
                  Cincinnati, OH 45202
                  U.S.A.
                  Attention: Associate General Counsel - Trademarks

                  If to LICENSEE:

                  Helen of Troy Limited
                  A Barbados Company
                  Whitepark House
                  White Park Road
                  P.O. Box 836E
                  Bridgetown, Barbados
                  Attn: Chairman of the Board, Chief Executive Officer, and
                        President

                  With a copy to:

                  Helen of Troy L.P.
                  One Helen of Troy Plaza
                  El Paso, Texas  79912
                  Attn: Chief Executive Officer
                  Fax No.: (915) 225-8001

                  With a copy to:

                  Helen of Troy L.P.
                  One Helen of Troy Plaza
                  El Paso, TX 79912
                  Attn: General Counsel
                  Fax No. (915) 225-8081

All notices and communications shall be effective upon the date on which they are received by the party to which they are required or permitted to be given.

         (b) Whenever, pursuant to this Agreement, Licensor's approval is required, request for approval should be addressed to:

                  External Business Development and Global Licensing
                  Attention: K. M. Sammons
                  The Procter & Gamble Company
                  One Procter & Gamble Plaza, C-10
                  Cincinnati, Ohio 45202

         or such other address as shall be designated by written notice.

         (c) In the event P&G approves, in accordance with Section 1(e), LICENSEE's manufacture, sale and distribution of any product not then within the scope of the Designated Merchandise, or in the event LICENSEE agrees to and actually commences the manufacture, sale and distribution of a product not then within the scope of the Designated Merchandise; as provided in Sections 1(f) and 1(g), then such product shall, as of the date of P&G's approval of such product or LICENSEE's acceptance and commencement of manufacture and sale of such product, be deemed to be included as part of the Designated Merchandise.

         (d) This Agreement sets forth the entire Agreement and understanding between the parties, and may not be orally changed, altered, modified or amended in any respect. To effect any change, modification, alteration or amendment, the same must be in writing, signed by the parties hereto.

         (e) Except as otherwise specifically limited herein, in the event that either party should breach or violate any of the covenants, representations or warranties contained in this Agreement, the other party shall be entitled to exercise any right or remedy available to it either at law or in equity. Such rights and remedies shall include but shall not be limited to termination (as provided herein), damages and injunctive relief. The exercise of any right or remedy available to a party shall not preclude the concurrent or subsequent exercise by it of any other right or remedy, and all rights and remedies shall be cumulative.

         (f) Waiver of a particular default by either party shall constitute a waiver as to the particular default, but shall not constitute a waiver of any subsequent breach, whether or not of the same nature.

         (g) The parties hereto intend to comply with the laws of the individual countries where license rights exist. In the event that a representative of any governmental body within any individual country covered by this license asserts a bona fide claim that this Agreement, or any provision hereof, violates any law, and the parties hereto cannot mutually agree as to an assertion, either party may terminate that provision of this Agreement on ten
(10) days notice therefor; subject to the other party's recourse to legal action, as herein provided, to contest such termination on the basis of whether such assertion is a bona fide claim or not. A bona fide claim shall be considered as one having sufficient merit as to be likely to prevail if finally litigated.

         (h) This Agreement shall be binding upon and inure to the benefit of the successors and assigns of both parties, subject to the requirements of obtaining consent to assignments provided hereinabove.

         (i) This Agreement is executed and delivered within the State of Ohio, and its expressly agreed that it shall be construed in accordance with the laws of the State of Ohio.

         (j) The titles set forth in this Agreement are for convenience only and shall not be considered as part of the Agreement in an respect, not shall they in any way affect the substance of any provisions contained in this Agreement.

         (k) Neither party shall be held responsible in any way for failure to perform their duties and obligations under this Agreement caused by strikes, accidents, riots, damage to or destruction of plant, inability of common carrier to make transportation or other causes beyond the control of such party; provided, however, that if either party shall fail of a period of one (1) year to perform this Agreement from any cause, whether beyond its control or not, the other party commences on a continuing basis, the performance of its obligations hereunder during this one (1) year period, in which case the other party shall not be entitled to cancel this Agreement as a result of such nonperformance.

         (l) Each party warrants to the other that the warranting party has engaged no broker in connection with this Agreement.

         (m) All time limits stated in this Agreement are of the essence of this Agreement.

         (n) In the event that the existing license of Trade Name for any Designated Merchandise in all or any part of Asia shall expire or terminate, P&G shall first offer such license to LICENSEE and shall negotiate in good faith toward adding such area in Asia to the Territory. If no such agreement is reached within ninety (90) days following notice to LICENSEE of such opportunity, then P&G shall be under no further obligation to LICENSEE with respect to such opportunity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their corporate seals affixed the day anal year first above written.

                                      THE PROCTER, & GAMBLE COMPANY

                                      By:  /s/ Jeffrey D. Weedman
                                         ---------------------------------------
                                      Printed Name: Jeffrey D. Weedman
                                      Title:         Vice President
                                      Date:          12/19/02

                                      HELEN OF TROY LIMITED

                                      By:  /s/ Gerald J. Rubin
                                         ---------------------------------------
                                           Gerald J. Rubin,
                                           Chairman, Chief Executive Officer and
                                           President
                                      Date:          12/11/02

                                   EXHIBIT "A"

                             DESIGNATED MERCHANDISE

Type A

         Electric, battery-operated and non-electric personal care appliances, as well as the accessories and attachments therefor, including, without limitation:

         Hair Dryers
         Hair Styling Irons and Flatteners
         Hot Air Hair Brushes
         Hot Hair Rollers
         Hair Styling Appliances
         Mirrors
         Hair Trimmers
         Shavers for beard/mustache grooming (excluding shavers designed for everyday removal of facial hair)
         Hair Clippers

Type B

         Hair Brushes, Hair Combs, Hair Ornaments and Hair Accessories (including, without limitation, bobby pins and hair rollers)

                                   EXHIBIT "B"

                 JURISDICTIONS IN WHICH TRADE NAME IS REGISTERED

                             [see attached listing]

                               VS SASSOON - Global
                         Registrations and Applications

 COUNTRY         TRADEMARK           STATUS    REG. DATE    REG. NO    APPLICATION DATE  APPLICATION NO   INT'I CII       REG. OWNER
Japan      IMAGINE VS SASSOON      Registered  27-Apr-01   4471158         4-Feb-00        8528/2000     3                   PGCo
Australia  THE EDGE BY VS SASSOON  Registered  23-Sep-99   808055          23-Sep-99       808055        16                  PGCo
China      THE EDGE BY VS SASSOON  Registered  28-Dec-00   1496781         28-Sep-99       9900116356    16                  PGCo
Hong Kong  THE EDGE BY VS SASSOON  Registered  24-Sep-99   12120/2000      24-Sep-99       13422/1999    16                  PGCo
Japan      THE EDGE BY VS SASSOON  Registered  14-Apr-00   4376336         29-Sep-99       88231/1999    16                  PGCo
Singapore  THE EDGE BY VS SASSOON  Registered  24-Sep-99   1999/10742      24-Sep-99       1999/10742    16                  PGCo
Taiwan     THE EDGE BY VS SASSOON  Registered  1-Mar-01    933462          23-Sep-99       88047273      16                  PGCo
Australia  VS SASSOON              Registered  10-Jun-98   764466          10-Jun-98       764466        3,9,11,21,41,42     PGCo
Australia  VS SASSOON              Registered  2-Aug-99    802218          2-Aug-99        802218        16                  PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10756           9-Jun-98        10785         3                   PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10757           9-Jun-98        10786         21                  PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10786           23-Jun-98       10845         11                  PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10785           23-Jun-98       10844.        9                   PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10759           9-Jun-98        10788         42                  PGCo
Cambodia   VS SASSOON              Registered  28-Jul-98   10758           9-Jun-98        10787         41                  PGCo
Canada     VS SASSOON              Registered  16-Nov-01   TMA553,947      27-May-98       879948        3,11                PGCo
China      VS SASSOON              Registered  7-Aug-01    1612400         25-Aug-98       9800097402    3                   PGCo
China      VS SASSOON              Registered  7-Jan-00    1351855         25-Aug-98       9800097403    11                  PGCo
China      VS SASSOON              Registered  28-Jan-00   1359890         25-Aug-98       9800097406    42                  PGCo
China      VS SASSOON              Registered  7-Aug-01    1612399         7-Dec-98        9800138178    3                   PGCo
China      VS SASSOON              Registered  21-Jan-00   1357216         25-Aug-98       9800097405    41                  PGCo
China      VS SASSOON              Registered  14-Apr-00   1383852         25-Aug-98       9800097404    21                  PGCo
China      VS SASSOON              Registered  7-Aug-01    1612398         7-Dec-98        9800138179    3                   PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   11082/1998      20-Aug-98       11082/1998    3                   PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   B13125/2000     20-Aug-98       11085/1998    21                  PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   B13126/2000     20-Aug-98       11086/1998    41                  PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   B13127/2000     20-Aug-98       11087/1998    42                  PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   B13124/2000     20-Aug-98       11084/1998    11                  PGCo
Hong Kong  VS SASSOON              Registered  20-Aug-98   B13123/2000     20-Aug-98       11083/1998    9                   PGCo
India      VS SASSOON              Pending                                 22-Sep-98       820361        3                   PGCo
India      VS SASSOON              Pending                                 22-Sep-98       820362        21                  PGCo
India      VS SASSOON              Pending                                 14-Oct-98       823036        9                   PGCo
India      VS SASSOON              Pending                                 8-Oct-98        822171        11                  PGCo
Indonesia  VS SASSOON              Pending                                 31-Aug-98       D98 14860     21                  PGCo
Indonesia  VS SASSOON              Pending                                 13-Dec-99       D99 22351     3                   PGCo
Indonesia  VS SASSOON              Registered  8-Mar-00    442210          31-Aug-98       1998/14859    41                  PGCo
Indonesia  VS SASSOON              Registered  3-Aug-00    442214          31-Aug-98       J98 14865     42                  PGCo
Japan      VS SASSOON              Registered  24-Mar-00   4370060         12-Jan-99       2167/1999     11                  PGCo
Japan      VS SASSOON              Registered  1-Jun-01    4479180         12-Jan-99       1999/2165     3,21,41,42          PGCo

178 Marks

                               VS SASSOON - Global
                         Registrations and Applications

 COUNTRY        TRADEMARK      STATUS     REG. DATE   REG. NO    APPLICATION DATE    APPLICATION NO  INT'I CII        REG. OWNER
Japan           VS SASSOON   Registered   24-Mar-00   4370059       12-Jan-99          2166/1999     9                   PGCo
Kenya           VS SASSOON   Registered   17-Sep-98   47970         4-Sep-98           47970         3                   RVI
Korea (South)   VS SASSOON   Registered   10-Sep-99   56519         27-Aug-98          1998-6837     41                  PGCo
Korea (South)   VS SASSOON   Registered   10-Sep-99   56518         27-Aug-98          1998-6838     42                  PGCo
Korea (South)   VS SASSOON   Registered   11-Aug-99   452434        27-Aug-98          1998-21971    3                   PGCo
Korea (South)   VS SASSOON   Registered   19-Aug-99   453001        27-Aug-98          1998-21972    9                   PGCo
Korea (South)   VS SASSOON   Registered   30-Jul-99   452042        27-Aug-98          1998-21973    11                  PGCo
Korea (South)   VS SASSOON   Registered   31-Jul-99   452071        27-Aug-98          1998-21974    21                  PGCo
Lebanon         VS SASSOON   Registered   18-Nov-98   77786         18-Nov-98          77786         3                   PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3572        25-May-98          3572          3                   PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3622        16-Jun-98          3621          11                  PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3621        16-Jun-98          3622          9                   PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3569        25-May-98          3569          21                  PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3570        25-May-98          3570          42                  PGCo
Macao           VS SASSOON   Registered   14-Feb-00   N/3571        25-May-98          3571          41                  PGCo
Malaysia        VS SASSOON   Pending                                7-Sep-98           1998/10318    11                  PGCo
Malaysia        VS SASSOON   Pending                                7-Sep-98           1998/10316    41                  PGCo
Malaysia        VS SASSOON   Pending                                7-Sep-98           1998/10315    42                  PGCo
Malaysia        VS SASSOON   Pending                                7-Sep-98           1998/10317    3                   PGCo
Malaysia        VS SASSOON   Pending                                7-Sep-98           1998/10319    21                  PGCo
Malaysia        VS SASSOON   Registered   7-Sep-98    98010314      7-Sep-98           1998/10314    9                   PGCo
Mexico          VS SASSOON   Registered   31-Jul-98   583747        8-Jun-98           335251        3                   PGCo
Mexico          VS SASSOON   Registered   19-Jun-98   612180        19-Jun-98          336804        11                  PGCo
Mexico          VS SA$SOON   Registered   31-Jul-98   584015        19-Jun-98          336806        42                  PGCo
Mexico          VS SASSOON   Registered   26-Jul-00   664958        16-Dec-98          358321        9                   PGCo
Mexico          VS SASSOON   Registered   31-Aug-98   587051        29-Jul-98          341726        21                  PGCo
Mexico          VS SASSOON   Registered   31-Jul-98   584014        19-Jun-98          336805        41                  PGCo
Morocco         VS SASSOON   Registered   31-Aug-98   67047         31-Aug-98          67047         3                   PGCo
Myanmar         VS SASSOON   Registered   22-Jan-01   221/2001      16-Jan-01          NIL           3,9,11,21,41,42     PGCo
New Zealand     VS SASSOON   Registered   26-May-98   292836        26-May-98          292836        21                  PGCo
New Zealand     VS SASSOON   Registered   26-May-98   292835        26-May-98          292835        3                   PGCo
New Zealand     VS SASSOON   Registered   26-May-98   292838        26-May-98          292838        42                  PGCo
New Zealand     VS SASSOON   Registered   12-Jun-98   293727        12-Jun-98          293727        11                  PGCo
New Zealand     VS SASSOON   Registered   12-Jun-98   293726        12-Jun-98          293726        9                   PGCo
New Zealand     VS SASSOON   Registered   26-May-98   292837        26-May-98          292837        41                  PGCo
Nigeria         VS SASSOON   Pending                                10-Aug-98          TP37538       3                   RVI
Pakistan        VS SASSOON   Pending                                11-Aug-98          149481        3                   RVI
Peru            VS SASSOON   Registered   28-Jun-00   64463         6-Oct-99           092799-1999   11                  PGCo
Saudi Arabia    VS SASSOON   Registered   22-Jun-99   481/63        12-Aug-98          45282         3                   PGCo

178 Marks

                               VS SASSOON - Global                     178 Marks
                         Registrations and Applications

          COUNTRY                     TRADEMARK                      STATUS    REG. DATE     REG. NO   APPLICATION DATE
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/05829     10-Jun-98
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/5834      10-Jun-98
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/5831      10-Jun-98
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/05830     10-Jun-98
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/05833     10-Jun-98
Singapore                  VS SASSOON                             Registered   10-Jun-98   1998/5832      10-Jun-98
Taiwan                     VS SASSOON                             Pending                                 21-Feb-00
Taiwan                     VS SASSOON                             Pending                                 21-Feb-00
Taiwan                     VS SASSOON                             Pending                                 21-Feb-00
Taiwan                     VS SASSOON                             Registered   1-Jun-01    943371         21-Feb-00
Taiwan                     VS SASSOON                             Registered   16-Mar-02   162013         21-Feb-00
Taiwan                     VS SASSOON                             Registered   16-Feb-01   138663         21-Feb-00
Thailand                   VS SASSOON                             Registered   27-Aug-98   KOR141923      27-Aug-98
Thailand                   VS SASSOON                             Registered   27-Aug-98   KOR98392       27-Aug-99
Thailand                   VS SASSOON                             Registered   27-Aug-98   KOR157710      27-Aug-98
Thailand                   VS SASSOON                             Registered   27-Aug-98   BOR9871        27-Aug-98
Thailand                   VS SASSOON                             Registered   27-Aug-98   KOR126648      27-Aug-98
Thailand                   VS SASSOON                             Registered   27-Aug-98   BOR9870        27-Aug-98
United States of America   VS SASSOON                             Pending                                 23-Jul-02
United States of America   VS SASSOON                             Pending                                 21-May-98
United States of America   VS SASSOON                             Registered   5-Sep-00    2,384,263      21-May-98
Yemen Arab Republio        VS SASSOON                             Registered   25-Jul-99   10233          9-Aug-98
United Kingdom             VS SASSOON (Device 02/1)               Pending                                 14-Mar-02
United Kingdom             VS SASSOON (Device 02/2)               Pending                                 14-Mar-02
Argentina                  VS SASSOON (Stylized & Device 98 bw)   Pending                                 13-Aug-98
Argentina                  VS SASSOON (Stylized & Device 98 bw)   Pending                                 13-Aug-98
Argentina                  VS SASSOON (Stylized & Device 98 bw)   Registered   29-Sep-00   1805595        27-May-99
Argentina                  VS SASSOON (Stylized & Device 98 bw)   Registered   28-Aug-00   1803268        13-Aug-98
Argentina                  VS SASSOON (Stylized & Device 98 bw)   Registered   28-Aug-00   1803267        13-Aug-98
Aruba                      VS SASSOON (Stylized & Device 98 bw)   Registered   16-Jul-98   19228          15-Jun-98
Aruba                      VS SASSOON (Stylized & Device 98 bw)   Registered   17-Feb-99   19648          3-Aug-98
Brazil                     VS SASSOON (Stylized & Device 98 bw)   Pending                                 27-Dec-99
Brazil                     VS SASSOON (Stylized & Device 98 bw)   Pending                                 27-Dec-99
Brazil                     VS SASSOON (Stylized & Device 98 bw)   Pending                                 27-Dec-99
Brazil                     VS SASSOON (Stylized & Device 98 bw)   Pending                                 27-Dec-99
Brazil                     VS SASSOON (Stylized & Device 98 bw)   Pending                                 27-Dec-99
Chile                      VS SASSOON (Stylized & Device 98 bw)   Registered   6-Jan-99    531461         19-May-98
Chile                      VS SASSOON (Stylized & Device 98 bw)   Registered   26-Feb-99   535342         17-Jul-98
Chile                      VS SASSOON (Stylized & Device 98 bw)   Registered   26-Jan-99   533124         17-Jul-98

          COUNTRY         APPLICATION NO  INT'I CII    REG. OWNER
Singapore                   1998/05829    42              PGCo
Singapore                   1998/5834     3               PGCo
Singapore                   1998/5831     21              PGCo
Singapore                   1998/5830     41              PGCo
Singapore                   1998/5833     9               PGCo
Singapore                   1998/5832     11              PGCo
Taiwan                      89008861      3               PGCo
Taiwan                      89008862      9               PGCo
Taiwan                      89008864      21              PGCo
Taiwan                      89008863      11              PGCo
Taiwan                      89008866      42              PGCo
Taiwan                      89008865      41              PGCo
Thailand                    368114        3               PGCo
Thailand                    368117        21              PGCo
Thailand                    368116        11              PGCo
Thailand                    368119        42              PGCo
Thailand                    368115        9               PGCo
Thailand                    368118        41              PGCo
United States of America    78/146590     8               PGCo
United States of America    75/489260     9,11            PGCo
United States of America    75/979536     3               PGCo
Yemen Arab Republio         12818         3               PGCo
United Kingdom              2295334       3               PGCo
United Kingdom              2295546       3               PGCo
Argentina                   2169336       41              RVI
Argentina                   2169337       42              RVI
Argentina                   2153089       3               PGCo
Argentina                   2169335       21              PGCo
Argentina                   2169334       11              PGCo
Aruba                       NIA           3               PGCo
Aruba                       N/A           11,21,41,42     PGCo
Brazil                      822323460     21              PGCo
Brazil                      822323486     3               PGCo
Brazil                      822323478     11              PGCo
Brazil                      822361949     40              PGCo
Brazil                      822323494     41              PGCo
Chile                       415180        3               RVI
Chile                       420950        11,21           RVI
Chile                       420951        41,42           RVI

                               VS SASSOON - Global                     178 Marks
                         Registrations and Applications

        COUNTRY                    TRADEMARK                      STATUS     REG. DATE    REG. NO    APPLICATION DATE
Colombia              VS SASSOON (Stylized & Device 98 bw)      Registered   20-Jun-01   243166          17-Jul-98
Colombia              VS SASSOON (Stylized & Device 98 bw)      Registered   26-Feb-99   216306          3-Jun-98
Colombia              VS SASSOON (Stylized & Device 98 bw)      Registered   26-Mar-99   217104          14-Aug-98
Colombia              VS SASSOON (Stylized & Device 98 bw)      Registered   19-Jun-01   243137          14-Aug-98
Colombia              VS SASSOON (Stylized & Device 98 bw)      Registered   29-Jan-99   215655          17-Jul-98
Croatia               VS SASSOON (Stylized & Device 98 bw)      Registered   17-Jul-01   20000371        22-Mar-00
Czech Republic        VS SASSOON (Stylized & Device 98 bw)      Registered   23-May-01   233735          20-Mar-00
Dominican Republic    VS SASSOON (Stylized & Device 98 bw)      Registered   30-Oct-98   100348          1-Sep-98
Dominican Republic    VS SASSOON (Stylized & Device 98 bw)      Registered   30-Oct-98   109465          6-Aug-98
Dominican Republic    VS SASSOON (Stylized & Device 98 bw)      Registered   15-Aug-98   98618           9-Jun-98
Egypt                 VS SASSOON (Stylized & Device 98 bw)      Registered   8-Aug-98    116870          8-Aug-98
Estonia               VS SASSOON (Stylized & Device 98 bw)      Registered   17-May-01   33974           24-Mar-00
Hungary               VS SASSOON (Stylized & Device 98 bw)      Pending                                  22-Mar-00
Kazakhstan            VS SASSOON (Stylized & Device 98 bw)      Registered   28-May-01   11910           27-Mar-00
Latvia                VS SASSOON (Stylized & Device 98 bw)      Registered   20-Feb-01   47475           24-Mar-00
Lithuania             VS SASSOON (Stylized & Device 98 bw)      Registered   5-Mar-01    41998           24-Mar-00
Mexico                VS SASSOON (Stylized & Device 98 bw)      Registered   10-Feb-99   600065          6-Nov-98
Netherlands Antilles  VS SASSOON (Stylized & Device 98 bw)      Registered   15-Jul-98   1894            15-Jun-98
Netherlands Antilles  VS SASSOON (Stylized & Device 98 bw)      Registered   22-Sep-98   1897            7-Aug-98
Peru                  VS SASSOON (Stylized & Device 98 bw)      Registered   28-Aug-98   48270           28-May-98
Peru                  VS SASSOON (Stylized & Device 98 bw)      Registered   16-Aug-99   19082           30-Jul-98
Peru                  VS SASSOON (Stylized & Device 98 bw)      Registered   27-Jul-99   18804           30-Jul-98
Peru                  VS SASSOON (Stylized & Device 98 bw)      Registered   27-Jul-99   57470           30-Jul-98
Poland                VS SASSOON (Stylized & Device 98 bw)      Pending                                  22-Mar-00
Romania               VS SASSOON (Stylized & Device 98 bw)      Registered   22-Mar-00   41821           22-Mar-00
Russian Federation    VS SASSOON (Stylized & Device 98 bw)      Registered   29-Mar-02   210206          6-Apr-00
Slovakia              VS SASSOON (Stylized & Device 98 bw)      Registered   11-Jul-01   195925          22-Mar-00
Slovenia              VS SASSOON (Stylized & Device 98 bw)      Registered   13-Dec-00   200070526       20-Mar-00
Turkey                VS SASSOON (Stylized & Device 98 bw)      Registered   30-Mar-00   2000005534      30-Mar-00
Ukraine               VS SASSOON (Stylized & Device 98 bw)      Pending                                  28-Mar-00
Uzbekistan            VS SASSOON (Stylized & Device 98 bw)      Registered   22-Dec-00   10250           28-Mar-00
Venezuela             VS SASSOON (Stylized & Device 98 bw)      Pending                                  16-Jun-98
Venezuela             VS SASSOON (Stylized & Device 98 bw)      Pending                                  6-Jan-99
Venezuela             VS SASSOON (Stylized & Device 98 bw)      Pending                                  6-Jan-99
Venezuela             VS SASSOON (Stylized & Device 98 bw)      Pending                                  6-Jan-99
Venezuela             VS SASSOON (Stylized & Device 98 bw)      Pending                                  6-Jan-99
Austria               VS SASSOON (Stylized & Device 98 colour)  Registered   20-Jun-01   1556638         14-Mar-00
Benelux               VS SASSOON (Stylized & Device 98 colour)  Registered   20-Jun-01   1556638         14-Mar-00
Community Trademark   VS SASSOON (Stylized & Device 98 colour)  Registered   20-Jun-01   1556638         14-Mar-00

        COUNTRY         APPLICATION NO   INT'I CII   REG. OWNER
Colombia                  98-040783     42              PGCo
Colombia                  98031271      3               PGCo
Colombia                  98046751      41              PGCo
Colombia                  98-046749     21              PGCo
Colombia                  98040785      11              PGCo
Croatia                   100371        3               PGCo
Czech Republic            153230        3               PGCo
Dominican Republic        N/A           11              RVI
Dominican Republic        N/A           42              RVI
Dominican Republic        N/A           3,5,16,21       PGCo
Egypt                     116870        3               PGCo
Estonia                   2000-00477    3               PGCo
Hungary                   M0001631      3               PGCo
Kazakhstan                15169         3               PGCo
Latvia                    00/0390       3               PGCo
Lithuania                 20000571      3               PGCo
Mexico                    353308        3               PGCo
Netherlands Antilles      NIA           3,41,42         PGCo
Netherlands Antilles      NIA           11,21,41,42     PGCo
Peru                      63506         3               PGCo
Peru                      067408-1998   41              PGCo
Peru                      067409-1998   42              PGCo
Peru                      067407-1998   21              PGCo
Poland                    Z-215 630     3               PGCo
Romania                   1360          3               PGCo
Russian Federation        2000707753    3               PGCo
Slovakia                  8392000       3               PGCo
Slovenia                  200070526     3               PGCo
Turkey                    2000/005534   3               PGCo
Ukraine                   2000031256    3               PGCo
Uzbekistan                20000225      3               PGCo
Venezuela                 11091-98      3               RVI
Venezuela                 55-99         42              RVI
Venezuela                 53-99         11              RVI
Venezuela                 58-99         41              RVI
Venezuela                 52-99         21              RVI
Austria                   1556638       3               PGCo
Benelux                   1556638       3               PGCo
Community Trademark       1556638       3               PGCo

                               VS SASSOON - Global                     178 Marks
                         Registrations and Applications

      COUNTRY                         TRADEMARK                   STATUS    REG. DATE  REG. NO  APPLICATION DATE
Denmark               VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Finland               VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
France                VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Germany               VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Greece                VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Ireland               VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Italy                 VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Norway                VS SASSOON (Stylized & Device 98 colour)  Registered  12-Oct-00  205204      21-Mar-00
Portugal              VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Spain                 VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Sweden                VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
Switzerland           VS SASSOON (Stylized & Device 98 colour)  Registered  25-Aug-00  475568      20-Mar-00
United Kingdom        VS SASSOON (Stylized & Device 98 colour)  Registered  20-Jun-01  1556638     14-Mar-00
China                 VS SASSOON (Stylized 98 & Chinese/s)      Registered  21-Apr-01  1556865     24-Feb-00
Bahrain               VS SASSOON (Stylized 98)                  Registered  20-DeC-98  24931       20-Dec-98
Botswana              VS SASSOON (Stylized 98)                  Pending                            17-Feb-00
Kuwait                VS SASSOON (Stylized 98)                  Pending                            24-Feb-99
Oman                  VS SASSOON (Stylized 98)                  Pending                            12-Aug-98
Qatar                 VS SASSOON (Stylized 98)                  Pending                            12-Aug-98
South Africa          VS SASSOON (Stylized 98)                  Pending                            6-Aug-98
United Arab Emirates  VS SASSOON (Stylized 98)                  Registered  3-Jan-00   22997       31-Oct-98
Germany               VS VIDAL SASSOON                          Registered  22-Jan-81  1013211     1-Apr-80

      COUNTRY           APPLICATION NO  INT'I CII  REG. OWNER
Denmark                 1556638            3          PGCo
Finland                 1556638            3          PGCo
France                  1556638            3          PGCo
Germany                 1556638            3          PGCo
Greece                  1556638            3          PGCo
Ireland                 1556638            3          PGCo
Italy                   1556638            3          PGCo
Norway                  200003292          3          PGCo
Portugal                1556638            3          PGCo
Spain                   1556638            3          PGCo
Sweden                  1556638            3          PGCo
Switzerland             3346/2000          3          PGCo
United Kingdom          1556638            3          PGCo
China                   2000020422         16         PGCo
Bahrain                 2328/98            3          PGCo
Botswana                BW/M/2000/156      3          PGCo
Kuwait                  42464              3          RVI
Oman                    18426              3          RVI
Qatar                   19149              3          RVI
South Africa            9813952            3          PGCo
United Arab Emirates    28855              3          RVI
Germany                 V17058/3WZ         3          PGCo

                             VIDAL SASSOON - Global
                         Registrations and Applications

         COUNTRY              TRADEMARK        STATUS    REG. DATE  REG. NO  APPL. DATE
Japan                 IMAGINE VIDAL SASSOON  Registered  20-Apr-01  4468846  4-Feb-00
African Union (AIPO)  VIDAL SASSOON          Pending                         13-Feb-01
Albania               VIDAL SASSOON          Registered  5-Dec-92   5061     14-Aug-91
Algeria               VIDAL SASSOON          Registered  13-Oct-91  61609    13-Oc1-91
Andorra               VIDAL SASSOON          Registered  3-Dec-97   11335    3-Dec-97
Angola                VIDAL SASSOON          Registered  31-Jul-02  4051     27-Oct-94
Anguilla              VIDAL SASSOON          Registered  23-Apr-82  1762     26-Feb-82
Antigua & Barbuda     VIDAL SASSOON          Registered  8-Apr-83   2516
Antigua & Barbuda     VIDAL SASSOON          Registered  8-Apr-83   2515
Argentina             VIDAL SASSOON          Registered  30-DeC-93  1496586  14-Aug-84
Armenia               VIDAL SASSOON          Registered  9-Jun-97   1416     16-May-96
Aruba                 VIDAL SASSOON          Registered  14-Dec-89  14169    1-Jan-86
Australia             VIDAL SASSOON          Registered  13-Mar-74  B276786  13-Mar-74
Australia             VIDAL SASSOON          Registered  27-May-96  677051   1-Nov-95
Australia             VIDAL SASSOON          Registered  27-May-94  630904   27-May-94
Australia             VIDAL SASSOON          Registered  27-May-94  630903   27-May-94
Australia             VIDAL SASSOON          Registered  27-May-94  630902   27-May-94
Australia             VIDAL SASSOON          Registered  13-Mar-74  B276789  13-Mar-74
Australia             VIDAL SASSOON          Registered  13-Mar-74  B276788  13-Mar-74
Australia             VIDAL SASSOON          Registered  3-Feb-83   B386990  3-Feb-83
Austria               VIDAL SASSOON          Registered  30-Mar-79  90772    8-Sep-78
Azerbaijan            VIDAL SASSOON          Registered  18-Jan-99  990083   30-Dec-93
Bahamas               VIDAL SASSOON          Registered  13-Mar-81  10210
Bahrain               VIDAL SASSOON          Registered  30-Mar-94  17357    30-Mar-94
Bangladesh            VIDAL SASSOON          Pending                         14-Feb-95
Barbados              VIDAL SASSOON          Registered  31-Jul-78  81-4383  31-Jul-78
Barbados              VIDAL SASSOON          Registered  31-Jul-78  81-4384
Barbados              VIDAL SASSOON          Registered  31-Jul-78  81-4386
Barbados              VIDAL SASSOON          Registered  31-Jul-78  81-4385  31-Jul-78
Belarus               VIDAL SASSOON          Registered  4-Oct-93   1079     4-Oct-93
Benelux               VIDAL SASSOON          Registered  23-Mar-87  428071   23-Mar-87
Benelux               VIDAL SASSOON          Registered  26-Jan-90  474342   26-Jan-90
Benelux               VIDAL SASSOON          Registered  8-Dec-78   356764   8-Deo-78
Benelux               VIDAL SASSOON          Registered  8-Feb-83   389221   8-Feb-83
Benelux               VIDAL SASSOON          Registered  14-Mar-74  324484   14-Mar-74
Benin                 VIDAL SASSOON          Pending                         13-Feb-01
Bermuda               VIDAL SASSOON          Registered  10-Jan-78  B8838
Bhutan                VIDAL SASSOON          Pending                         19-Nov-99
Bolivia               VIDAL SASSOON          Registered  2-Jun-80   41F      15-Dec-78

         COUNTRY        APPL. NO                      INT'I CII                    REG. OWNER
Japan                 8529/2000     3                                                 PGCo
African Union (AIPO)  NA            3                                                 PGCo
Albania               221           3                                                 PGCo
Algeria               945           3                                                 PGCo
Andorra               10094         3                                                 PGCo
Angola                1206          41                                                RVI
Anguilla              N/A           3,25                                              RVI
Antigua & Barbuda                   3,25                                              RVI
Antigua & Barbuda                   3,25                                              RVI
Argentina             1448929       3                                                 PGCo
Armenia               1779          3                                                 PGCo
Aruba                 N/A           3,8,11,21,26                                      PGCo
Australia             NA.           3                                                 PGCo
Australia             677051        9                                                 PGCo
Australia             630904        21                                                PGCo
Australia             630903        11                                                PGCo
Australia             630902        8                                                 PGCo
Australia             NA.           26                                                PGCo
Australia             NA.           21                                                PGCo
Australia             NA.           42                                                PGCo
Austria               AM2288/78     3,5,7,8,9,11,14,16,18,20,21,24,25,26,28,41,42     PGCo
Azerbaijan            233-PRT       3                                                 PGCo
Bahamas                             3                                                 PGCo
Bahrain               387/94        3                                                 PGCo
Bangladesh            43043         3                                                 RVI
Barbados              N/A           3                                                 RVI
Barbados                            5                                                 RVI
Barbados                            21                                                RVI
Barbados              N/A           16                                                RVI
Belarus               NA            3                                                 PGCo
Benelux               695266        41,42                                             PGCo
Benelux               740514        9,11,21,26                                        PGCo
Benelux               627713        7,8,9,14,16,18,25                                 PGCo
Benelux               48323         20,24,28,30                                       PGCo
Benelux               602362        3,5,21,26                                         PGCo
Benin                 NA            3                                                 PGCo
Bermuda                             3                                                 PGCo
Bhutan                BT/M/99/017   3                                                 PGCo
Bolivia               N/A           16                                                PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

COUNTRY                   TRADEMARK      STATUS       REG. DATE  REG. NO    APPL. DATE  APPL. NO     INT'I CII      REG. OWNER
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41635-A    5-Dec78     N/A          25,26            PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41630-A    5-Dec-78    N/A          11               PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41632-A    5-Dec-78    N/A          9                PGCo
Bolivia                   VIDAL SASSOON  Registered   14-Jun-82  59642-A    24-Jul-81   N/A          21               PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41633-A    5-Dec-78    N/A          3                PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41637-A    5-Dec-78    N/A          42               PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41636-A    5-Dec-78    N/A          41               PGCo
Bolivia                   VIDAL SASSOON  Registered   2-Jun-80   41631-A    5-Dec-78    N/A          7                PGCo
Bosnia-Herzegovina        VIDAL SASSOON  Pending                            4-Jun-97    BAZR97231    3,9,21           PGCo
Bosnia-Herzegovina        VIDAL SASSOON  Pending                            4-Jun-97    BAZR97230    3                PGCo
Botswana                  VIDAL SASSOON  Pending                            17-Feb-00   BW/M/2000/   3                PGCo
Brazil                    VIDAL SASSOON  Registered   25-Aug-80  7224532    6-Sep-79    25173        21               RVI
Brazil                    VIDAL SASSOON  Registered   25-Aug-80  7224524    6-Sep-79    25171        18               RVI
British Virgin Islands    VIDAL SASSOON  Registered   2-Oct-81   1890                                3,21,25          RVI
Brunei Darussalam         VIDAL SASSOON  Registered   2-Dec-80   10745      2-Deo-80    NA.          3                PGCo
Bulgaria                  VIDAL SASSOON  Registered   17-Jun-81  13104      17-Jun-81   745          3,25             PGCo
Burkina Faso              VIDAL SASSOON  Pending                            13-Feb-01   NA           3                PGCo
Burundi                   VIDAL SASSOON  Registered   28-Sep-81  1807/BUR   28-Sep-81   NA           3                PGCo
Cambodia                  VIDAL SASSOON  Registered   30-Jul-94  4795       30-Jul-94   4797         3                PGCo
Cameroon                  VIDAL SASSOON  Pending                            13-Feb-01   NA           3                PGCo
Canada                    VIDAL SASSOON  Registered   10-Apr-87  TMA325,7!  4-May-79    439329       3,11,16,41,42    PGCo
Canada                    VIDAL SASSOON  Registered   28-Jun-91  TMA386,0:  31-Aug-84   527843       3,11             PGCo
Canada                    VIDAL SASSOON  Registered   16-Sep-88  TMA334,9;  2-Oct-78    430499       3,11,16          PGCo
Cayman Islands            VIDAL SASSOON  Registered   10-Apr-92  B981703    1-Apr-92    N/A          3                PGCo
Central African Republic  VIDAL SASSOON  Pending                            13-Feb-01   NA           3                PGCo
Chad                      VIDAL SASSOON  Pending                            13-Feb-01   NA           3                PGCo
Chile                     VIDAL SASSOON  Registered   22-Sep-77  501789                              3                RVI
Chile                     VIDAL SASSOON  Registered   5-Jul-78   546839     27-Sep-77   N/A          41,42            PGCo
Chile                     VIDAL SASSOON  Registered   7-Sep-81   614194     20-Jul-81   185200       21               PGCo
Chile                     VIDAL SASSOON  Registered   25-Mar-80  572409     7-Mar-79    N/A          3                PGCo
China                     VIDAL SASSOON  Registered   21-Nov-00  147953     25-Aug-99   9900100774   42               PGCo
China                     VIDAL SASSOON  Registered   21-Nov-00  1479318    25-Aug-99   9900100773   41               PGCo
China                     VIDAL SASSOON  Registered   7-Jan-01   1500695    25-Aug-99   99001007721   6               PGCo
China                     VIDAL SASSOON  Registered   7-Sep-00   1442658    4-Jun-99    9900062648   42               PGCo
China                     VIDAL SASSOON  Registered   21-Sep-00  1448803    4-Jun-99    9900062647   41               PGCo
China                     VIDAL SASSOON  Registered   14-May-96  839528     30-Jul-94   94069634     26               PGCo
China                     VIDAL SASSOON  Registered   7-Oct-96   879372     30-Jul-94   94074003     21               PGCo
China                     VIDAL SASSOON  Registered   7-Jun-96   845702     30-Jul-94   94074002     20               PGCo
China                     VIDAL SASSOON  Registered   7-Jun-96   84         30-Jul-94   94069633     11               PGCo

704 Marks

                             VIDAL SASSQON - Global
                         Registrations and Applications

COUNTRY            TRADEMARK     STATUS     REG. DATE REG. NO   APPL. DATE  APPL. NO    INT'I CII                         REG. OWNER
China              VIDAL SASSOON Registered 21-Jun-96 848771    30-Jul-94   94074001    9                                 PGCo
China              VIDAL SASSOON Registered 21-Jun-96 848459    30-Jul-94   94069632    8                                 PGCo
China              VIDAL SASSOON Registered 21-May-96 840379    30-Jul-94   94074000    7                                 PGCo
China              VIDAL SASSOON Registered 15-Jun-82 158641    21-Jan-80   NA.         3                                 PGCo
Colombia           VIDAL SASSOON Registered 15-May-90 129026    8-May-87    N/A         41                                PGCo
Colombia           VIDAL SASSOON Registered 22-Mar-94 196621    8-May-87    92270106    42                                PGCo
Colombia           VIDAL SASSOON Registered 8-Oct-90  132491    8-May-87    270109      3                                 PGCo
Congo              VIDAL SASSOON Pending                        13-Feb-01   NA          3                                 PGCo
Congo, Dem.Rep.    VIDAL SASSOON Registered 23-Mar-82 3831/C                            3                                 PGCo
Costa Rica         VIDAL SASSOON Registered 3-May-83  62168     19-Oct-82   10154       9                                 PGCo
Costa Rica         VIDAL SASSOON Registered 7-Feb-84  63197     5-Apr-83    N/A         25                                PGCo
Costa Rica         VIDAL SASSOON Registered 13-Oct-81 59490     23-Feb-81   N/A         3                                 PGCo
Costa Rica         VIDAL SASSOON Registered 8-Sep-82  61219     3-Feb-82    N/A         21                                PGCo
Croatia            VIDAL SASSOON Registered 2-May-97  Z931493   4-May-83    04/93-01/25 3,9,21                            PGCo
Cuba               VIDAL SASSOON Registered 13-Mar-00 128011    31-Jul-97   1136-97     3                                 PGCo
Cyprus             VIDAL SASSOON Registered 27-Oct-83 B24257    27-Oct-83   NA          3                                 PGCo
Czech Republic     VIDAL SASSOON Registered 15-Mar-82 165061    8-May-81    N.A.        3,25                              PGCo
Denmark            VIDAL SASSOON Registered 10-Jan-86 128-1986  15-Aug-84   4453/84     3,42                              PGCo
Denmark            VIDAL SASSOON Registered 29-Jan-93 754/1993  15-Feb-90   1300/1990   7,8,9,11,20,21,25,26              PGCo
Djibouti           VIDAL SASSOON Pending                        13-Feb-01   NA          3                                 PGCo
Dominican Republic VIDAL SASSOON Registered 15-Mar-82 33537     15-Jan-82   N/A         9                                 PGCo
Dominican Republic VIDAL SASSOON Registered 11-Oct-77 26908     4-Oct-77    N/A         3,5,16,21                         PGCo
Dominican Republic VIDAL SASSOON Registered 15-Mar-82 33576     15-Jan-82   N/A         21                                PGCo
Dominican Republic VIDAL SASSOON Registered 25-Mar-82 33613     15-Jan-82   N/A         21                                PGCo
Ecuador            VIDAL SASSOON Registered 17-Aug-89 624-89    17-May-88   11994       3                                 Rosemount
Ecuador            VIDAL SASSOON Registered 18-May-88 1146-88   20-Mar-87   7817        21                                Rosemount
Egypt              VIDAL SASSOON Registered 11-Aug-85 59816     17-Nov-81   NA          3                                 PGCo
El Salvador        VIDAL SASSOON Registered 17-Jan-97 154BK-47  7-Dec-90    2901-90     3                                 RVI
Estonia            VIDAL SASSOON Registered 4-Mar-94  8883      26-Mar-93   2748        3                                 PGCo
Fiji               VIDAL SASSOON Registered 24-May-94 30431     28-Nov-91   25683       3                                 PGCo
Finland            VIDAL SASSOON Registered 5-Mar-92  117323    16-Feb-90   910/90      9,11,20,21                        PGCo
Finland            VIDAL SASSOON Registered 21-Dec-81 79834     30-Sep-78   3960/78     3,5,7,8,9,14,16,18,21,25,26,41,42 PGCo
Finland            VIDAL SASSOON Registered 5-Sep-84  90226     11-Feb-83   914/83      20,24,28,30                       PGCo
France             VIDAL SASSOON Registered 26-Jun-90 1599088   26-Jun-90   220383      8,9,11,20,21                      PGCo
France             VIDAL SASSOON Registered 25-Mar-74 1262147   25-Mar-74   170384      3,5,21,26,35,41,42                PGCo
France             VIDAL SASSOON Registered 1-Feb-83  1230090   1-Feb-83    653362      21                                PGCo
France             VIDAL SASSOON Registered 23-Nov-78 1529445   23-Nov-78   303398      7,8,9,14,16,18,21,25              PGCo
Gabon              VIDAL SASSOON Pending                        13-Feb-01   NA          3                                 PGCo
Gambia             VIDAL SASSOON Pending                        7-Dec-81    514/12/81   3                                 RVI

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

  COUNTRY        TRADEMARK      STATUS     REG. DATE    REG. NO    APPL. DATE   APPL. NO            INT'L CLL            REG. OWNER
Georgia        VIDAL SASSOON  Registered   26-Oct-94    75         27-Aug-92   002560/03   3                                PGCo
Germany        VIDAL SASSOON  Registered   19-May-87    1106393    23-Oct-86   R44808/3Wi  3                                PGCo
Germany        VIDAL SASSOON  Registered   22-Apr-91    1175220    2-Jun-90    849467/3Wi  3,9,14,16,18,21,24,25,26         PGCo
Germany        VIDAL SASSOON  Registered   17-Oct-91    1181693    2-Jun-90    R49466/8W   27,8,9,11,20,21,25,26            PGCo
Germany        VIDAL SASSOON  Registered   6-Feb-80     642943     24-Aug-79   W53247      3                                PGCo
Germany        VIDAL SASSOON  Registered   22-Sep-80    1008004    22-Nov-78   V16146/42"  7,9,11,14,18,18,25,41,42         PGCo
Germany        VIDAL SASSOON  Registered   11-Mar-85    1074576    20-Sep-84   V19099/42"  35,41,42                         PGCo
Germany        VIDAL SASSOON  Registered   14-Oct-83    1054862    4-Feb-83    V18320/24A  20                               PGCo
Germany        VIDAL SASSOON  Registered   1-Feb-78     967232     13-Mar-74   V14246/3W   23,5,8,21,26                     PGCo
Ghana          VIDAL SASSOON  Registered   12-Nov-84    22534      2-Dec-81    NA          3                                RVI
Greece         VIDAL SASSOON  Registered   19-Apr-81    61939      8-Sep-78    61939       3,5,7,8,9,14,16,18,21,25,26      PGCo
Greece         VIDAL SASSOON  Registered   17-Oct-84    74194      9-Mar-83    74194       20,24,28,30                      PGCo
Guatemala      VIDAL SASSOON  Pending                              2-Nov-81    72418       21                               VSI
Guatemala      VIDAL SASSOON  Registered   20-Jun-80    39368                              3                                PGCo
Guinea         VIDAL SASSOON  Pending                              13-Feb-01   NA          3                                PGCo
Guinea-Bissau  VIDAL SASSOON  Pending                              13-Feb-01   NA          3                                PGCo
Haiti          VIDAL SASSOON  Registered   28-Dec-98    69-119     25-Mar-98   N/A         3                                RVI
Honduras       VIDAL SASSOON  Registered   2-Apr-82     30706      3-May-79    N/A         3                                PGCo
Honduras       VIDAL SASSOON  Registered   25-Nov-80    112        25-May-79   N/A         41                               PGCo
Honduras       VIDAL SASSOON  Registered   13-Aug-82    40379      23-Jul-81   N/A         21                               PGCo
Honduras       VIDAL SASSOON  Registered   2-Apr-82     30707      3-May-79    N/A         16                               PGCo
Hong Kong      VIDAL SASSOON  Registered   23-Jun-80    B3734/198  23-Jun-80   NA.         3                                PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     9858/1995  9-Jun-94    6435/1995   7                                PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     360/1996   9-Jun-94    6433/1994   9                                PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     9520/1995  9-Jun-94    6431/94     20                               PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     9518/1995  9-Jun-94    6429/94     26                               PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     9519/1995  9-Jun-94    6430/94     21                               PGCo
Hong Kong      VIDAL SASSOON  Registered   9-Jun-94     9857/1995  9-Jun-94    6432/1994   11                               PGCo
Hong Kong      VIDAL SASSOON  Registered   16-Feb-96    1632/1996  9-Jun-94    94/06434    8                                PGCo
Hong Kong      VIDAL SASSOON  Registered   15-Dec-77    1348/1988  15-Dec-77   NA.         26                               PGCo
Hong Kong      VIDAL SASSOON  Registered   23-Jun-80    B1996/198  23-Jun-80   NA.         21                               PGCo
Hong Kong      VIDAL SASSOON  Registered   15-Dec-77    1347/1988  15-Dec-77   NA.         8                                PGCo
Hungary        VIDAL SASSOON  Registered   4-May-83     125051     4-May-83    793/83      7,21,42                          PGCo
Hungary        VIDAL SASSOON  Registered   27-Sep-90    131366     27-Sep-90   3769/90     3                                PGCo
Iceland        VIDAL SASSOON  Registered   30-Nov-81    282/1981   25-Feb-81   NA          3,25                             PGCo
Iceland        VIDAL SASSOON  Registered   29-Dec-81    405/1981   28-Aug-81   NA          21                               PGCo
India          VIDAL SASSOON  Registered   7-Dec-78     343499B    7-Dec-78    NA.         3                                RVI
India          VIDAL SASSOON  Registered   7-Dec-78     343514B    7-Dec-78    NA.         7                                RVI
India          VIDAL SASSOON  Registered   7-Dec-78     34? 3      7-Dec-78    NA.         9                                RVI

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

  COUNTRY        TRADEMARK      STATUS    REG. DATE    REG. NO   APPL. DATE   APPL. NO               INT'I CII            REG. OWNER
India          VIDAL SASSOON  Registered  7-Dec-78     343508B    7-Dec-78    NA.                 21                         RVI
India          VIDAL SASSOON  Registered  7-Dec-78     343513B    7-Dec-78    NA.                 8                          RVI
Indonesia      VIDAL SASSOON  Registered  8-May-79     281079     24-Oct-77   NA.                 3                          PGCo
Indonesia      VIDAL SASSOON  Registered  18-Dec-95    349708     4-Nov-94    20559/94            11                         PGCo
Indonesia      VIDAL SASSOON  Registered  29-Dec-95    350857     4-Nov-94    20560/94            8                          PGCo
Iran           VIDAL SASSOON  Registered  29-Oct-77    48293                                      3                          PGCo
Ireland        VIDAL SASSOON  Registered  11-Mar-74    B86904     11-Mar-74   B627/74             21,26                      PGCo
Ireland        VIDAL SASSOON  Registered  24-May-83    B112849    18-May-83   1438/83             9,18                       PGCo
Ireland        VIDAL SASSOON  Registered  11-Mar-74    B86902     11-Mar-74   8625/74             3,5                        PGCo
Ireland        VIDAL SASSOON  Registered  25-Jan-90    B137482    25-Jan-90   509/90              9,11,20,26                 PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46539      11-Sep-78   NA                  3                          PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46542      11-Sep-78   NA                  8                          PGCo
Israel         VIDAL SASSOON  Registered  11-Nov-78    46543      11-Sep-78   NA                  9                          PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46541      11-Sep-78   NA                  7                          PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46545      11-Sep-78   NA                  16                         PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46547      11-Sep-78   NA                  21                         PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46551      11-Sep-78   NA                  42                         PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46550      11-Sep-78   NA                  41                         PGCo
Israel         VIDAL SASSOON  Registered  11-Sep-78    46546      11-Sep-78   NA                  18                         PGCo
Italy          VIDAL SASSOON  Registered  29-Dec-92    586494     26-Mar-90   48455-C/90          3,8,9,11,20,21             RVI
Italy          VIDAL SASSOON  Registered  27-Oct-86    454190     22-Feb-83   33145C/83           8,20,24,28                 RVI
Italy          VIDAL SASSOON  Registered  23-Jul-85    363535     24-Nov-78   21523C/78           7,9,14,16,18,25            RVI
Italy          VIDAL SASSOON  Registered  9-Jul-77     683107     14-May-74   17862C/74           3,5,21,26,41,42            RVI
Ivory Coast    VIDAL SASSOON  Pending                             13-Feb-01   NA                  3                          PGCo
Jamaica        VIDAL SASSOON  Registered  23-Sep-77    B18603     23-Sep-77   N/A                 3                          PGCo
Jamaica        VIDAL SASSOON  Registered  19-Jan-82    B20425     15-Jan-82   N/A                 9                          PGCo
Japan          VIDAL SASSOON  Registered  28-Aug-84    1707062    23-Oct-81   NA.                 21                         PGCo
Japan          VIDAL SASSOON  Registered  28-Aug-84    1707064    23-Oct-81   NA.                 21                         PGCo
Japan          VIDAL SASSOON  Registered  31-Aug-93    2569942    13-Mar-91   3-24604             26                         PGCo
Japan          VIDAL SASSOON  Registered  30-Aug-96    3186310    28-Apr-93   5-42630             20                         PGCo
Japan          VIDAL SASSOON  Registered  29-Nov-96    3231012    19-Mar-93   26976/1993          9                          PGCo
Japan          VIDAL SASSOON  Registered  26-Nov-82    1550771    13-Apr-79   NA.                 22                         PGCo
Japan          VIDAL SASSOON  Registered  18-Oct-73    1038611    14-Jan-71   NA.                 21                         PGCo
Japan          VIDAL SASSOON  Registered  26-Mar-73    1005632    14-Jan-71   NA.                 3                          PGCo
Japan          VIDAL SASSOON  Registered  5-Sep-97     4053658    16-Nov-95   119513/199(degree)  11                         PGCo
Japan          VIDAL SASSOON  Registered  29-Nov-96    3231013    19-Mar-93   26977/1993          14                         PGCo
Japan          VIDAL SASSOON  Registered  31-May-95    3042675    30-Sep-92   4-250040            41                         PGCo
Jordan         VIDAL SASSOON  Registered  12-Mar-81    16590      10-Mar-79   16590               3                          PGCo
Jordan         VIDAL SASSOON  Registered  4-Aug-86     200        30-Oct-82   20000               9                          PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

   COUNTRY             TRADEMARK            STATUS          REG. DATE           REG. NO           APPL. DATE
Kazakhstan           VIDAL SASSOON        Registered        6-Jun-95         1744                  20-Oct-93
Kenya                VIDAL SASSOON        Registered        1-Feb-79         25634                 1-Feb-79
Kenya                VIDAL SASSOON        Registered        2-Oct-81         29156                 2-Oct-81
Korea (South)        VIDAL SASSOON        Registered        13-May-93        262776                19-Feb-92
Korea (South)        VIDAL SASSOON        Registered        23-Nov-83        96755                 27-Jan-83
Korea (South)        VIDAL SASSOON        Registered        4-Nov-99         458005                17-Sep-98
Korea (South)        VIDAL SASSOON        Registered        9-Aug-99         55926                 10-Jul-98
Korea (South)        VIDAL SASSOON        Registered        9-Aug-99         55925                 10-Jul-98
Korea (South)        VIDAL SASSOON        Registered        16-Jan-96        331539                11-Oct-94
Korea (South)        VIDAL SASSOON        Registered        6-Oct-95         28820                 20-Dec-93
Korea (South)        VIDAL SASSOON        Registered        9-Jun-95         315128                30-Dec-93
Kyrgyzstan           VIDAL SASSOON        Registered        28-Jun-94        250                   10-Aug-79
Laos                 VIDAL SASSOON        Registered        27-Aug-93        2230                  27-Aug-93
Latvia               VIDAL SASSOON        Registered        10-Jun-94        M 15485               19-Apr-93
Lebanon              VIDAL SASSOON        Registered        31-Mar-79        36956                 31-Mar-79
Lesotho              VIDAL SASSOON        Registered        17-Jun-75        LS/M/93/00665
Liberia              VIDAL SASSOON        Registered        30-Jun-82        30682/2527
Liechtenstein        VIDAL SASSOON        Registered        4-Sep-01         12264                 4-Sep-01
Lithuania            VIDAL SASSOON        Registered        30-Jun-94        11717                 3-Sep-93
Macao                VIDAL SASSOON        Registered        10-Oct-97        9448-M                31-Jan-89
Macedonia            VIDAL SASSOON        Registered        13-Feb-96        2095                  4-Jul-94
Macedonia            VIDAL SASSOON        Registered        5-Mar-97         4358                  4-Jul-94
Malawi               VIDAL SASSOON        Registered        8-Sep-81         181/81
Malaysia             VIDAL SASSOON        Registered        11-May-78        M/78534               11-May-78
Malaysia             VIDAL SASSOON        Registered        11-May-78        M/78531               11-May-78
Malaysia             VIDAL SASSOON        Registered        11-May-78        M/78535               11-May-78
Malaysia             VIDAL SASSOON        Registered        11-May-78        M/78530               11-May-78
Mali                 VIDAL SASSOON        Pending                                                  13-Feb-01
Malta                VIDAL SASSOON        Registered        28-Jun-93        22461                 28-Jun-93
Mauritania           VIDAL SASSOON        Pending                                                  13-Feb-01
Mexico               VIDAL SASSOON        Registered        22-Jun-95        495268                29-Aug-90
Mexico               VIDAL SASSOON        Registered        13-Mar-92        407759                29-Jun-90
Mexico               VIDAL SASSOON        Registered        28-May-92        414763                11-Sep-90
Mexico               VIDAL SASSOON        Registered        29-Jul-93        438430                30-Mar-93
Mexico               VIDAL SASSOON        Registered        25-May-93        434581                29-Jun-90
Mexico               VIDAL SASSOON        Registered        21-Apr-95        488153                20-Sep-94
Moldova              VIDAL SASSOON        Registered        10-Apr-95        1633                  21-Sep-94
Monaco               VIDAL SASSOON        Registered        25-Apr-79        R94.15209             25-Apr-79
Monaco               VIDAL SASSOON        Registered        28-Apr-81        R-9   90:             28-Apr-81

   COUNTRY            APPL. NO                     INT'I CII                    REG. OWNER
Kazakhstan           2963              3                                           PGCo
Kenya                NA                3                                           RVI
Kenya                NA                21                                          RVI
Korea (South)        92-4124           3                                           PGCo
Korea (South)        NA.               16                                          PGCo
Korea (South)        1998-24200        3                                           PGCo
Korea (South)        98-5526           42                                          PGCo
Korea (South)        98-5525           41                                          PGCo
Korea (South)        94-40430          9                                           PGCo
Korea (South)        93-7789           42                                          PGCo
Korea (South)        93-47086          3                                           PGCo
Kyrgyzstan           86927             3                                           PGCo
Laos                 2382              3                                           PGCo
Latvia               M-93-3916         3                                           PGCo
Lebanon              NA                3,5,7,8,9,14,16,18,21,25,26,41,42           PGCo
Lesotho                                3                                           PGCo
Liberia                                3                                           PGCo
Liechtenstein        12264             3,11,21,41,42                               PGCo
Lithuania            RL10916           3                                           PGCo
Macao                795               3                                           PGCo
Macedonia            PZ-2404/94        3,9,21                                      PGCo
Macedonia            PZ-2405/94        3                                           PGCo
Malawi                                 3                                           PGCo
Malaysia             NA.               8                                           RVI
Malaysia             NA.               3                                           PGCo
Malaysia             NA.               9                                           RVI
Malaysia             NA.               21                                          PGCo
Mali                 NA                3                                           PGCo
Malta                NA                3                                           PGCo
Mauritania           NA                3                                           PGCo
Mexico               94721             9                                           PGCo
Mexico               90682             28                                          PGCo
Mexico               95815             42                                          PGCo
Mexico               164492            3                                           PGCo
Mexico               90684             14                                          PGCo
Mexico               69188             5                                           PGCo
Moldova              2905              3                                           PGCo
Monaco               7986              3,21                                        PGCo
Monaco               8694              25                                          PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

      COUNTRY                 TRADEMARK            STATUS          REG. DATE          REG. NO         APPL. DATE
Monaco                      VIDAL SASSOON        Registered        24-Sep-81        R-96.16801         24-Sep-81
Mongolia                    VIDAL SASSOON        Registered        3-Jun-99         2665               16-Feb-99
Montserrat                  VIDAL SASSOON        Registered        12-May-81        1059               12-May-81
Montserrat                  VIDAL SASSOON        Registered        17-Apr-78        922
Morocco                     VIDAL SASSOON        Registered        19-Sep-81        31543              19-Sep-81
Myanmar                     VIDAL SASSOON        Registered        4-May-99         1399/1999
Namibia                     VIDAL SASSOON        Registered        25-Aug-81        B81/0894           25-Aug-81
Namibia                     VIDAL SASSOON        Registered        25-Aug-81        B81/0895           25-Aug-81
Netherlands Antilles        VIDAL SASSOON        Registered        21-Sep-77        1896               21-Sep-77
New Zealand                 VIDAL SASSOON        Registered        19-Sep-85        161102             19-Sep-85
New Zealand                 VIDAL SASSOON        Registered        12-Nov-73        B106234            12-Nov-73
New Zealand                 VIDAL $ASSOON        Registered        30-May-94        237343             30-May-94
New Zealand                 VIDAL SASSOON        Registered        30-May-94        237345             30-May-94
New Zealand                 VIDAL SASSOON        Registered        30-May-94        237346             30-May-94
New Zealand                 VIDAL SASSOON        Registered        30-May-94        237344             30-May-94
New Zealand                 VIDAL SASSOON        Registered        30-May-94        237342             30-May-94
Nicaragua                   VIDAL SASSOON        Registered        22-Jan-83        14848-CC           4-Mar-82
Nicaragua                   VIDAL SASSOON        Registered        1-Sep-78         8913-CC            3-Feb-78
Niger                       VIDAL SASSOON        Pending                                               13-Feb-01
Nigeria                     VIDAL SASSOON        Registered        7-Oct-81         40253              7-Oct-81
Nigeria                     VIDAL SASSOON        Registered        29-Jan-82        41140              29-Jan-82
Nigeria                     VIDAL SASSOON        Registered        7-Oct-81         40365              7-Oct-81
Norway                      VIDAL SASSOON        Registered        10-Apr-75        93446              11-Mar-74
Norway                      VIDAL SASSOON        Registered        7-Jun-84         117110             11-Feb-83
Norway                      VIDAL SASSOON        Registered        22-Oct-92        152837             7-Feb-90
Norway                      VIDAL SASSOON        Registered        30-Apr-80        104970             20-Dec-78
Oman                        VIDAL SASSOON        Registered        2-Mar-97         4160               22-Apr-90
Pakistan                    VIDAL SASSOON        Registered        9-Nov-88         75446              9-Nov-81
Pakistan                    VIDAL SASSOON        Registered        9-Nov-81         75445              9-Nov-81
Palestine (W.Jordan)        VIDAL SASSOON        Registered        8-May-94         2766               8-May-94
Panama                      VIDAL SASSOON        Registered        17-Jun-83        31079              13-Sep-82
Panama                      VIDAL SASSOON        Registered        7-Oct-80         25298
Paraguay                    VIDAL SASSOON        Registered        13-Nov-79        211859             9-Jan-79
Paraguay                    VIDAL SASSOON        Registered        9-Mar-82         248057             26-Aug-81
Peru                        VIDAL SASSOON        Registered        10-Nov-88        77370              16-Jun-88
Peru                        VIDAL SASSOON        Registered        27-Aug-87        70074              23-Apr-87
Peru                        VIDAL SASSOON        Registered        13-Dec-88        6379               14-Jul-88
Philippines                 VIDAL SASSOON        Pending                                               20-Jan-95
Philippines                 VIDAL SASSOON        Pending                                               5-Jun-97
                                                                                                       5-Jun-97

      COUNTRY               APPL. NO             INT'I CII            REG. OWNER
Monaco                      NA              21                           PGCo
Mongolia                    2781            3                            PGCo
Montserrat                  N/A             3                            RVI
Montserrat                                  3,5,14,16,18                 PGCo
Morocco                     NA              3,21,25                      PGCo
Myanmar                                     3                            PGCo
Namibia                     NA              3                            PGCo
Namibia                     NA              21                           PGCo
Netherlands Antilles        N/A             3,8,11,21,26,41,42           PGCo
New Zealand                 161102          3                            PGCo
New Zealand                 NA.             3                            PGCo
New Zealand                 237343          9                            PGCo
New Zealand                 237345          20                           PGCo
New Zealand                 237346          21                           PGCo
New Zealand                 237344          11                           PGCo
New Zealand                 237342          8                            PGCo
Nicaragua                   N/A             21                           PGCo
Nicaragua                   NIA             3                            PGCo
Niger                       NA              3                            PGCo
Nigeria                     40364/81        3                            RVI
Nigeria                     41140           9                            RVI
Nigeria                     40365/81        21                           RVI
Norway                      118166          3,5,21,26,41,42              PGCo
Norway                      83/430          20,24,28,30                  PGCo
Norway                      90/0689         9,11,20,21,26                PGCo
Norway                      78.3573         7,8,9,14,16,18               PGCo
Oman                        4160            3                            PGCo
Pakistan                    75446           3                            PGCo
Pakistan                    75445           21                           PGCo
Palestine (W.Jordan)        2766            3                            RVI
Panama                      N/A             21                           PGCo
Panama                                      3                            PGCo
Paraguay                    N/A             3                            PGCo
Paraguay                    N/A             21                           PGCo
Peru                        N/A             3                            PGCo
Peru                        119854          9                            PGCo
Peru                        141702          42                           PGCo
Philippines                 97858-PN        7                            RVI
Philippines                 121410          10                           PGCo
                            121410          10                           PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

     COUNTRY           TRADEMARK         STATUS      REG. DATE     REG. NO    APPL. DATE    APPL. NO      INT'L CLL    REG. OWNER
Philippines          VIDAL SASSOON     Registered    4-Sep-92      53379      6-Apr-89      70682          3              RVI
Philippines          VIDAL SASSOON     Registered    6-Jun-89      44955      4-Sep-81      46035          21             PGCo
Poland               VIDAL SASSOON     Pending                                28-Mar-01     233546         3,25           PGCo
Portugal             VIDAL SASSOON     Registered    14-Sep-92     263875     27-Apr-90     263875         9              PGCc
Portugal             VIDAL SASSOON     Registered    14-Sep-92     263876     27-Apr-90     263876         11             PGCo
Portugal             VIDAL SASSOON     Registered    14-Sep-92     263878     27-Apr-90     263878         21             PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202442     17-May-79     202442         5              PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202444     17-May-79     202444         8              PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202446     17-May-79     202446         14             PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202448     17-May-79     202448         18             PGCo
Portugal             VIDAL SASSOON     Registered    21-Jul-88     209779     16-Jan-81     209779         42             PGCo
Portugal             VIDAL SASSOON     Registered    21-Jul-88     209778     16-Jan-81     209778         41             PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202449     17-May-79     202449         21             PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202447     17-May-79     202447         16             PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202445     17-May-79     202445         9              PGCo
Portugal             VIDAL SASSOON     Registered    13-Oct-86     202443     17-May-79     202443         7              PGCo
Portugal             VIDAL SASSOON     Registered    3-Nov-86      202441     17-May-79     202441         3              PGCo
Portugal             VIDAL SASSOON     Registered    14-Sep-92     263877     27-Apr-90     263877         20             PGCo
Romania              VIDAL SASSOON     Registered    11-Sep-81     2R12470    11-Sep-81     11776          3,25           PGCo
Russian Federation   VIDAL SASSOON     Registered    24-Mar-80     65931      10-Aug-79     86927          3              PGCo

Rwanda               VIDAL SASSOON     Registered    12-Nov-81     1808/DRK   12-Nov-81     NA             3,21,25        RVI
Sabah                VIDAL SASSOON     Registered    10-Dec-80     SB-27185   10-Dec-80     27185          3              PGCo
Saudi Arabia         VIDAL SASSOON     Registered    25-Mar-85     113/48     21-Feb-82     2579           21             PGCo
Saudi Arabia         VIDAL SASSOON     Registered    25-Oct-94     323/46     21-Mar-94     24283          3              PGCo
Senegal              VIDAL SASSOON     Pending                                13-Feb-01     NA             3              PGCo
Sierra Leone         VIDAL SASSOON     Registered    7-Oct-81      11620      7-Oct-81      11620          3              PGCo
Singapore            VIDAL SASSOON     Registered    23-Jun-94     5231/94    23-Jun-94     S/5231/94      11             PGCo
Singapore            VIDAL SASSOON     Registered    23-Jun-94     5232/94    23-Jun-94     5232/94        8              PGCo
Singapore            VIDAL SASSOON     Registered    9-Dec-75      B66317     9-Dec-75      NA.            5              PGCo
Singapore            VIDAL SASSOON     Registered    9-Dec-75      66316      9-Dec-75      NA.            3              PGCo
Singapore            VIDAL SASSOON     Registered    9-Dec-75      66319      9-Dec-75      NA.            26             PGCo
Singapore            VIDAL SASSOON     Registered    9-Dec-75      66318      9-Dec-75      NA.            21             PGCo
Singapore            VIDAL SASSOON     Registered    4-Dec-88      B5368/81   4-Dec-81      5368/81        9              PGCo
Singapore            VIDAL SASSOON     Registered    29-Mar-95     95/02886   29-Mar-95     2886/95        3              PGCo
Singapore            VIDAL SASSOON     Registered    23-Jun-94     B5230/94   23-Jun-94     S/5230/94      21             PGCo
Slovakia             VIDAL SASSOON     Registered    15-Mar-82     165061     8-May-81      N.A.           3,25           PGCo
Slovenia             VIDAL SASSOON     Registered    24-Sep-96     7980709    14-Feb-94     7980709        3,9,21         PGCo
Slovenia             VIDAL SASSOON     Registered    19-Aug-96     8380223    14-Feb-94     Z-8380223      3,9,21         PGCo
Somalia              VIDAL SASSOON     Registered    27-Sep-81     305        26-Sep-81     NA             3,21,25        RVI

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

  COUNTRY       TRADEMARK       STATUS       REG. DATE      REG. NO      APPL. DATE    APPL. NO          INT'L CLL        REG. OWNER
South Africa  VIDAL SASSOON   Registered     17-Jun-75      75/3073      17-Jun-75     NA           41                      PGCo
South Africa  VIDAL SASSOON   Registered     17-Jun-75      B75/3074     17-Jun-75     NA           42                      PGCo
South Africa  VIDAL.SASSOON   Registered     14-Dec-81      B81/9516     14-Dec-81     NA           9                       PGCo
South Africa  VIDAL SASSOON   Registered     16-Nov-80      70/5161      16-Nov-80     NA           3                       PGCo
South Africa  VIDAL SASSOON   Registered     16-Nov-70      70/5162      16-Nov-70     NA           26                      PGCo
South Africa  VIDAL SASSOON   Registered     17-Jun-75      B75/3070     17-Jun-75     NA           5                       PGCo
South Africa  VIDAL SASSOON   Registered     17-Jun-75      B75/3069     17-Jun-75     NA           3                       PGCo
Spain         VIDAL SASSOON   Registered     19-Feb-79      749455       16-Apr-74     749455       41                      PGCo
Spain         VIDAL SASSOON   Registered     28-Mar-78      749453       16-Apr-74     749453       21                      PGCo
Spain         VIDAL SASSOON   Registered     20-Nov-79      897540       12-Jan-79     897540       16                      PGCo
Spain         VIDAL SASSOON   Registered     20-Nov-79      897538       12-Jan-79     897538       9                       PGCo
Spain         VIDAL SASSOON   Registered     5-Jul-79       897537       12-Jan-79     897537       8                       PGCo
Spain         VIDAL SASSOON   Registered     20-Dec-78      749451       16-Apr-74     749451       3                       PGCo
Spain         VIDAL SASSOON   Registered     5-Nov-91       1552800      1-Mar-90      1552800      11                      PGCo
Spain         VIDAL SASSOON   Registered     19-Feb-79      749456       16-Apr-74     749456       42                      PGCo
Sri Lanka     VIDAL SASSOON   Registered     15-Mar-96      77998        15-Mar-96     77998        3                       RVI
St. Helena    VIDAL SASSOON   Registered     13-Feb-81      884-81                                  21                      RVI
St. Vincent   VIDAL SASSOON   Registered     13-Feb-74      63-1982                                 21                      RVI
St. Vincent   VIDAL SASSOON   Registered     29-Oct-96      97-1996      25-Sep-96     NA.          3                       RVI
Sudan         VIDAL SASSOON   Registered     5-Nov-81       19262        5-Nov-81      NA           3                       RVI
Suriname      VIDAL SASSOON   Registered     21-App 98      16579        21-Apr-98     N/A          3,8,11,21,26            RVI
Suriname      VIDAL SASSOON   Registered     4-Sep-81       10688                                   25                      VSI
Sweden        VIDAL SASSOON   Registered     29-Nov-91      228426       26-Jan-90     90-0829      7,8,9,11,20,21          PGCo
Sweden        VIDAL SASSOON   Registered     8-Jul-83       187256       3-Feb-83      83-0716      20,24,28,30             PGCo
Switzerland   VIDAL SASSOON   Registered     31-Jan-90      379394       31-Jan-90     856/1990.0   9,11,20,21,26           PGCo
Switzerland   VIDAL SASSOON   Registered     4-Feb-83       328616       4-Feb-83      835          24,28                   PGCo
Switzerland   VIDAL SASSOON   Registered     11-Mar-74      P270467                                 3,5,6,8,20,21,22,26     PGCo
Switzerland   VIDAL SASSOON   Registered     29-Jun-79      302110       29-Jun-79     3378         1,9,11,14,16,18,25      PGCo
Syria         VIDAL SASSOON   Registered     28-Sep-78      14542        28-Sep-78     27412        3,11,14,18,21,25        PGCo
Taiwan        VIDAL SASSOON   Registered     16-Oct-92      572582       31-Jan-92     572582       3                       PGCo
Taiwan        VIDAL SASSOON   Registered     16-Sep-92      570448       31-Jan-92     570448       3                       PGCo
Taiwan        VIDAL SASSOON   Registered     1-Sep-78       102837                                  3                       PGCo
Taiwan        VIDAL SASSOON   Registered     16-Feb-02      159371       8-Apr-00      89018877     41                      PGCo
Taiwan        VIDAL SASSOON   Registered     16-Apr-95      678837       13-Jul-94     678837       8                       PGCo
Taiwan        VIDAL SASSOON   Registered     16-Mar-95      674992       13-Jul-94     674992       8                       PGCo
Taiwan        VIDAL SASSOON   Registered     1-Dec-95       699591       13-Jul-94     699591       20                      PGCo
Taiwan        VIDAL SASSOON   Registered     16-Jun-95      682123       13-Jul-94     682123       21                      PGCo
Taiwan        VIDAL SASSOON   Registered     16-Jun-95      682122       13-Jul-94     682122       21                      PGCo
Taiwan        VIDAL SASSOON   Registered     1-Jul-93       65           9-Jan-93      65149        42                      PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

        COUNTRY               TRADEMARK        STATUS        REG. DATE        REG. NO      APPL. DATE
Taiwan                      VIDAL SASSOON    Registered      1-May-85         281219       24-Aug-84
Taiwan                      VIDAL SASSOON    Registered      1-Sep-78         102893
Taiwan                      VIDAL SASSOON    Registered      16-Sep-92        570473       31-Jan-92
Taiwan                      VIDAL SASSOON    Registered      16-Oct-92        572583       31-Jan-92
Tajikistan                  VIDAL SASSOON    Registered      12-Dec-94        1150         12-Dec-94
Tanganyika                  VIDAL SASSOON    Registered      29-Sep-81        18733        29-Sep-81
Thailand                    VIDAL SASSOON    Registered      30-Mar-92        KOR1536      30-Mar-92
Thailand                    VIDAL SASSOON    Registered      16-Feb-82        KOR16086     16-Feb-82
Thailand                    VIDAL SASSOON    Registered      9-Dec-94         Kor32838     9-Dec-94
Thailand                    VIDAL SASSOON    Registered      8-Sep-95         Kor49280     8-Sep-95
Thailand                    VIDAL SASSOON    Registered      9-Dec-94         Kor40277     9-Dec-94
Togo                        VIDAL SASSOON    Pending                                       13-Feb-01
Trinidad & Tobago           VIDAL SASSOON    Registered      25-Nov-85        13235        5-Mar-82
Trinidad & Tobago           VIDAL SASSOON    Registered      21-Dec-81        B10607       13-Apr-78
Trinidad & Tobago           VIDAL SASSOON    Registered      21-Dec-81        B10608       13-Apr-78
Trinidad & Tobago           VIDAL SASSOON    Registered      21-Dec-81        B10602       13-Apr-78
Trinidad & Tobago           VIDAL SASSOON    Registered      21-Dec-81        B10601       13-Apr-78
Trinidad & Tobago           VIDAL SASSOON    Registered      21-Dec-81        B10600       13-Apr-78
Tunisia                     VIDAL SASSOON    Registered      7-Oct-81         EE961319     25-Sep-81
Turkey                      VIDAL SASSOON    Registered      28-May-79        111195       28-May-79
Turkmenistan                VIDAL SASSOON    Registered      8-Jun-98         1892         21-Dec-95
Uganda                      VIDAL SASSOON    Registered      23-Nov-81        15724        23-Nov-81
Ukraine                     VIDAL SASSOON    Registered      31-Mar-94        4152         13-Mar-94
United Arab Emirates        VIDAL SASSOON    Registered      8-Jun-97         10493        25-Feb-95
United Kingdom              VIDAL SASSOON    Registered      17-Oct-861       1290987      17-Oct-86
United Kingdom              VIDAL SASSOON    Registered      26-Mar-90        B1422906     26-Mar-90
United Kingdom              VIDAL SASSOON    Registered      28-Nov-91        1483852      28-Nov-91
United Kingdom              VIDAL SASSOON    Registered      12-Oct-71        B981704      12-Oct-71
United Kingdom              VIDAL SASSOON    Registered      12-Oct-71        B981703      12-Oct-71
United Kingdom              VIDAL SASSOON    Registered      10-Aug-84        B1224521     10-Aug-84
United Kingdom              VIDAL SASSOON    Registered      13-Feb-74        B1024909     13-Feb-74
United Kingdom              VIDAL SASSOON    Registered      13-Feb-74        B1024908     13-Feb-74
United Kingdom              VIDAL SASSOON    Registered      13-Sep-74        B1024907     13-Sep-74
United Kingdom              VIDAL SASSOON    Registered      16-Oct-78        B1103006     16-Oct-78
United Kingdom              VIDAL SASSOON    Registered      17-Oct-86        1290988      17-Oct-86
United States of America    VIDAL SASSOON    Registered      15-Jan-74        977,015      2-Oct-72
United States of America    VIDAL SASSOON    Registered      17-May-77        1,065,957    5-Aug-76
United States of America    VIDAL SASSOON    Registered      28-Aug-79        1,124,380    13-Apr-78
United States of America    VIDAL SASSOON    Registered      8-Nov-94         1,8' '.0     9-Nov-93

        COUNTRY                     APPL. NO                     INT'L CLL                   REG. OWNER
Taiwan                              NA.                  3                                      PGCo
Taiwan                                                   3                                      PGCo
Taiwan                              570473               3                                      PGCo
Taiwan                              572583               3                                      PGCo
Tajikistan                          94001593             3                                      PGCo
Tanganyika                          NA                   3                                      RVI
Thailand                            226025               3                                      PGCo
Thailand                            NA.                                                         PGCo
Thailand                            277257               8                                      PGCo
Thailand                            292778               8                                      PGCo
Thailand                            277258               11                                     PGCo
Togo                                NA                   3                                      PGCo
Trinidad & Tobago                   N/A                  10                                     PGCo
Trinidad & Tobago                   N/A                  3                                      PGCo
Trinidad & Tobago                   N/A                  26                                     PGCo
Trinidad & Tobago                   N/A                  8                                      PGCo
Trinidad & Tobago                   N/A                  9                                      PGCo
Trinidad & Tobago                   B10600               7                                      PGCo
Tunisia                             363/81               3,21,25                                PGCo
Turkey                              50809                3,5,7,8,9,11,14,18,21,25,26            PGCo
Turkmenistan                        1(2665)              3                                      PGCo
Uganda                              NA                   3                                      PGCo
Ukraine                             N/A                  3                                      PGCo
United Arab Emirates                9365                 3                                      RVI
United Kingdom                      1290987              41                                     PGCo
United Kingdom                      1422906              11,20,26                               PGCo
United Kingdom                      1483852              3                                      PGCo
United Kingdom                      981704               26                                     PGCo
United Kingdom                      981703               3                                      PGCo
United Kingdom                      1224521              16                                     PGCo
United Kingdom                      1024909              21                                     PGCo
United Kingdom                      1024908              8                                      PGCo
United Kingdom                      1024907              5                                      PGCo
United Kingdom                      1103006              3,5                                    PGCo
United Kingdom                      1290988              42                                     PGCo
United States of America            NA.                  42                                     PGCo
United States of America            NA.                  41                                     PGCo
United States of America            NA.                  3                                      PGCo
United States of America            74/455619            21                                     PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

       COUNTRY                   TRADEMARK           STATUS    REG. DATE   REG. NO   APPL. DATE     APPL. NO   INT'L CLL REG. OWNER
United States of Americ  VIDAL SASSOON             Registered  10-May-77  1,065,108   5-Aug-76    NA.            3          PGCo
United States of Americ  VIDAL SASSOON             Registered  25-Jun-74  986,983     2-Oct-72    NA.            9          PGCo
Uruguay                  VIDAL SASSOON             Registered  22-Feb-80  334475      3-Feb-79    159026         3          PGCo
Uruguay                  VIDAL SASSOON             Registered  29-Apr-85  275985      8-Apr-83    N/A            42         PGCo
Uruguay                  VIDAL SASSOON             Registered  21-Dec-79  233374                                 3,5        PGCo
Uzbekistan               VIDAL SASSOON             Registered  7-Sep-94   1359        20-Oct-93   2482           3          13GCo
Venezuela                VIDAL SASSOON             Registered  11-Jan-83  101192-F    14-Oct-77   101192-F       3          RVI
Venezuela                VIDAL SASSOON             Registered  23-May-86  20962-D     2-Mar-84    N/A            42         RVI
Venezuela                VIDAL SASSOON             Registered  14-May-86  122977-F    2-Mar-84    I-1705-84      3          RVI
Venezuela                VIDAL SASSOON             Registered  21-Jun-84  108877-F    20-Mar-81   N/A            25         RVI
Venezuela                VIDAL SASSOON             Registered  30-Sep-85  114723-F    13-Aug-82   N/A            11         RVI
Venezuela                VIDAL SASSOON             Registered  23-Sep-85  114044-F    25-Aug-81   I-7312-81      21         RVI
Venezuela                VIDAL SASSOON             Registered  16-Jul-85  112855-F    8-Dec-81    I-10941-81     9          RVI
Vietnam                  VIDAL SASSOON             Registered  31-Mar-92  6382        31-Mar-92   7166           3          PGCo
Yemen Arab Republic      VIDAL SASSOON             Registered  23-Nov-96  5839        6-Nov-95    7718           3          PGCo
Yugoslavia               VIDAL SASSOON             Registered  25-Nov-87  30514       28-Sep-79   Z-709/79       3          RVI
Yugoslavia               VIDAL SASSOON             Registered  5-Aug-86   29043       4-May-83    Z-223/83       3,9,21     RVI
Zambia                   VIDAL SASSOON             Registered  10-Sep-81  289/81      10-Sep-81   NA             3          PGCo
Zanzibar                 VIDAL SASSOON             Registered  30-Oct-81  76/1983     30-Oct-81   NA             3          RVI
                         VIDAL SASSOON             Pending                            13-Feb-01   NA             3          PGCo
Qatar                    VIDAL SASSOON (& Arabic)  Registered  10-Dec-00  11621       22-Feb-94   11621          3          PGCo
Argentina                VIDAL SASSOON (& Device)  Registered  30-Nov-94  1542826                                3          PGCo
Azerbaijan               VIDAL SASSOON (& Device)  Registered  18-Jan-99  990082      30-Dec-93   234-PRT        3          PGCo
Belarus                  VIDAL SASSOON (& Device)  Registered  27-Dec-93  2721                                   3          PGCo
Bosnia-Herzegovina       VIDAL SASSOON (& Device)  Pending                            23-Jun-97   971969A        3          RVI
Bulgaria                 VIDAL SASSOON (& Device)  Registered  18-Jun-93  20676       16-Dec-91   18029          3          PGCo
Cambodia                 VIDAL SASSOON (& Device)  Registered  30-Jul-94  4796        30-Jul-94   4798           3          PGCo
China                    VIDAL SASSOON (& Device)  Registered  28-Aug-98  1202102     15-Nov-96   960126339      3          PGCo
China                    VIDAL SASSOON (& Device)  Registered  7-Apr-93   636237      25-Apr-92   92020035       3          PGCo
Croatia                  VIDAL SASSOON (& Device)  Registered  25-Feb-97  Z931874     26-May-93   04/93-01/30    3          PGCo
Czech Republic           VIDAL SASSOON (& Device)  Registered  24-May-94  176789      10-Jan-92   65840          3          PGCo
Estonia                  VIDAL SASSOON (& Device)  Registered  8-Feb-95   14837       7-May-93    4465           3          PGCo
France                   VIDAL SASSOON (& Device)  Registered  13-Mar-90  1579887     13-Mar-90   194883         3          PGCo
Georgia                  VIDAL SASSOON (& Device)  Registered  15-Aug-97  6406        30-Jul-93   4514/03        3          PGCo
Germany                  VIDAL SASSOON (& Device)  Registered  6-May-85   1076687     20-Sep-84   V19096/3WZ     3          PGCo
Germany                  VIDAL SASSOON (& Device)  Registered  9-Apr-86   1090157     11-Oct-85   V19559/42W     3,42       PGCo
Germany                  VIDAL SASSOON (& Device)  Registered  29-Apr-85  1076408     24-Aug-84   V19061/3WZi    3          PGCo
Germany                  VIDAL SASSOON (& Device)  Registered  29-Apr-85  1076407     24-Aug-84   V19060/3WZ     3          PGCo
Grenada                  VIDAL SASSOON (& Device)  Registered  12-Oct-71  99-                                    3          PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

      COUNTRY                  TRADEMARK                STATUS    REG. DATE    REG. NO   APPL. DATE
Hungary             VIDAL SASSOON (& Device)          Registered  19-Aug-93   136489      30-Jan-92
Italy               VIDAL SASSOON (& Device)          Registered  9-Jul-77    683098      14-May-74
Kazakhstan          VIDAL SASSOON (& Device)          Registered  6-Jun-95    1741        20-Oct-93
Kuwait              VIDAL SASSOON (& Device)          Registered  17-Apr-79   10174       17-Apr-79
Kyrgyzstan          VIDAL SASSOON (& Device)          Registered  28-Jun-94   251         28-Dec-91
Latvia              VIDAL SASSOON (& Device)          Registered  20-Jun-96   M32750      19-Apr-93
Lithuania           VIDAL SASSOON (& Device)          Registered  18-Apr-96   22571       7-Jul-93
Macedonia           VIDAL SASSOON (& Device)          Registered  6-Nov-96    5024        4-Jul-94
Moldova             VIDAL SASSOON (& Device)          Registered  13-Nov-95   2547        21-Sep-94
Poland              VIDAL SASSOON (& Device)          Pending                             28-Mar-01
Romania             VIDAL SASSOON (& Device)          Registered  14-Dec-94   R17838      22-Jan-92
Russian Federation  VIDAL SASSOON (& Device)          Registered  12-Mar-93   110372      28-Dec-91
Sarawak             VIDAL SASSOON (& Device)          Registered  11-Dec-80   SAR/22445   11-Dec-80
Slovakia            VIDAL SASSOON (& Device)          Registered  20-Feb-97   177710      10-Jan-92
Slovenia            VIDAL SASSOON (& Device)          Registered  21-Jul-97   9182397     14-Feb-94
Sweden              VIDAL SASSOON (& Device)          Registered  15-Jan-82   179611      28-Oct-78
Sweden              VIDAL SASSOON (& Device)          Registered  5-Mar-82    180392      4-May-81
Tajikistan          VIDAL SASSOON (& Device)          Registered  12-Dec-94   1152        12-Dec-94
Turkmenistan        VIDAL SASSOON (& Device)          Registered  8-Jun-98    1891        21-Dec-95
Ukraine             VIDAL SASSOON (& Device)          Registered  30-Sep-96   7076        16-Jun-93
United Kingdom      VIDAL SASSOON (& Device)          Registered  15-Apr-81   B1152662    15-Apr-81
United Kingdom      VIDAL SASSOON (& Device)          Registered  18-Feb-80   1128902     18-Feb-80
Uzbekistan          VIDAL SASSOON (& Device)          Registered  25-Nov-94   2144        17-Nov-93
Yugoslavia          VIDAL SASSOON (& Device)          Registered  6-Jul-92    37127       19-Dec-91
Japan               VIDAL SASSOON (& Katakana)        Registered  25-Dec-96   3234596     25-Sep-92
Japan               VIDAL SASSOON (& Katakana)        Registered  24-Feb-97   3265527     30-Jun-93
Japan               VIDAL SASSOON (& Katakana)        Registered  24-Feb-97   3262566     30-Jun-93
Cuba                VIDAL SASSOON (& Oval Device 1)   Registered  3-Apr-00    128456      31-Jul-97
Japan               VIDAL SASSOON (& Oval Device 1)   Registered  30-Aug-91   2326141     23-Oct-81
Chile               VIDAL SASSOON (& Oval Device 2)   Registered  17-Nov-93   416840      19-Apr-93
Chile               VIDAL SASSOON (& Oval Device 2)   Registered  17-Nov-93   416841      19-Apr-93
Japan               VIDAL SASSOON (& Oval Device 2)   Registered  27-Feb-85   1744367     23-Oct-81
Mexico              VIDAL SASSOON (& Oval Device 2)   Registered  6-Sep-93    441272      11-May-93
Puerto Rico         VIDAL SASSOON (& Oval Device 2)   Registered  9-Oct-97    36875       2-Aug-95
Venezuela           VIDAL SASSOON (& Oval Device 2)   Registered  25-Apr-86   119657-F    31-Jul-81
Australia           VIDAL SASSOON (BL)                Registered  13-Mar-74   B276787     13-Mar-74
China               VIDAL SASSOON (Chinese)           Registered  9-Feb-92    581756      22-Feb-91
China               VIDAL SASSOON (Chinese)           Registered  28-Aug-98   1202104     15-Nov-96
Hong Kong           VIDAL SASSOON (Chinese)           Registered  16-Aug-93   245         16-Aug-93

      COUNTRY        APPL. NO                    INT'L CLASSES             REG. OWNER
Hungary             M9200579         3                                        PGCo
Italy               17681C/74        3,5,21,26,41,42                          RVI
Kazakhstan          2960             3                                        PGCo
Kuwait              11075            3                                        RVI
Kyrgyzstan          149087           3                                        PGCo
Latvia              M-93-3910        3                                        PGCo
Lithuania           ZP9422           3                                        PGCo
Macedonia           Z-1-1480/94      3                                        PGCo
Moldova             2894             3                                        PGCo
Poland              233545           3                                        PGCo
Romania             26206            3                                        PGCo
Russian Federation  149087           3                                        PGCo
Sarawak             NA.              3                                        PGCo
Slovakia            65840            3                                        PGCo
Slovenia            Z-9182397        3                                        PGCo
Sweden              78-5377          3                                        PGCo
Sweden              81-2399          5,7,8,9,11,14,16,18,21,25,26,41,42       PGCo
Tajikistan          94001595         3                                        PGCo
Turkmenistan        1(2664)          3                                        PGCo
Ukraine             93062675         3                                        PGCo
United Kingdom      1152662          9                                        PGCo
United Kingdom      1128902          3                                        PGCo
Uzbekistan          MBGU9301         13                                       PGCo
Yugoslavia          Z-2397/91        3                                        RVI
Japan               211360/1992      42                                       PGCo
Japan               70375/1993       8                                        PGCo
Japan               5-70376          21                                       PGCo
Cuba                1137-97          3                                        PGCo
Japan               56-088540        3                                        PGCo
Chile               237771           3                                        RVI
Chile               237772           3                                        RVI
Japan               NA.              3                                        PGCo
Mexico              167313           3                                        PGCo
Puerto Rico         36875            3                                        RVI
Venezuela           M-53910          3,5                                      RVI
Australia           NA.              5                                        PGCo
China               91006537         3                                        PGCo
China               960126338        3                                        PGCo
Hong Kong           8647/1993        3                                        PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

    COUNTRY                      TRADEMARK                  STATUS   REG. DATE  REG. NO   APPL. DATE APPL. NO  INT'L CLL REG. OWNER
Hong Kong          VIDAL SASSOON (Chinese)                Registered 30-Jan-91  02397 OF  30-Jan-91  645/91        3        PGCo
Malaysia           VIDAL SASSOON (Chinese)                Registered 26-Jan-93  1993/412  26-Jan-93  1993/0412     3        PGCo
Singapore          VIDAL SASSOON (Chinese)                Registered 21-Jan-93  450/93    21-Jan-93  S/450/93      3        PGCo
Taiwan             VIDAL SASSOON (Chinese)                Pending                         4-Sep-97   86045756      42       PGCo
China              VIDAL SASSOON (Chinese/S)              Registered 7-Apr-93   636232    25-Apr-92  92020066      3        PGCo
China              VIDAL SASSOON (Chinese/S)              Registered 7-Jan-01   1500696   25-Aug-99  9900100775    16       PGCo
China              VIDAL SASSOON (Chinese/S)              Registered 21-Apr-01  1556868   24-Feb-00  2000020426    16       PGCo
China              VIDAL SASSOON (Chinese/S)              Registered 21-Oct-98  1216102   18-Jul-97  970074088     3        PGCo
Taiwan             VIDAL SASSOON (Chinese/S)              Registered 16-Jan-01  924153    18-Feb-00  89008471      3        PGCo
Armenia            VIDAL SASSOON (Cyrillic)               Registered 9-Jun-97   1415      16-May-96  1778          3        PGCo
Azerbaijan         VIDAL SASSOON (Cyrillic)               Registered 31-Mar-98  980530    30-Dec-93  124-PRT       3        PGCo
Belarus            VIDAL SASSOON (Cyrillic)               Registered 27-Dec-93  2835      4-Oct-93   102610        3        PGCo
Estonia            VIDAL SASSOON (Cyrillic)               Registered 14-Apr-94  10034     25-Mar-93  2508          3        PGCo
Georgia            VIDAL SASSOON (Cyrillic)               Registered 25-Oct-94  55        21-Aug-92  003449/03     3        PGCo
Kazakhstan         VIDAL SASSOON (Cyrillic)               Registered 6-Jun-95   1745      20-Oct-93  2964          3        PGCo
Kyrgyzstan         VIDAL SASSOON (Cyrillic)               Registered 28-Jun-94  249       26-Sep-85  102610        3        PGCo
Latvia             VIDAL SASSOON (Cyrillic)               Registered 10-Jun-94  M 15484   19-Apr-93  M-93-3915     3        PGCo
Lithuania          VIDAL SASSOON (Cyrillic)               Registered 15-Jul-94  11948     15-Sep-93  RL11319       3        PGCo
Moldova            VIDAL SASSOON (Cyrillic)               Registered 25-Sep-95  2383      21-Sep-94  3241          3        PGCo
Russian Federation VIDAL SASSOON (Cyrillic)               Registered 31-Dec-85  78882     26-Sep-85  102610        3        PGCo
Tajikistan         VIDAL SASSOON (Cyrillic)               Registered 12-Dec-94  1151      12-Dec-94  94001594      3        PGCo
Turkmenistan       VIDAL SASSOON (Cyrillic)               Registered 8-Jun-98   1890      21-Dec-95  1(2663)       3        PGCo
Ukraine            VIDAL SASSOON (Cyrillic)               Registered 29-Apr-94  4597                               3        PGCo
Uzbekistan         VIDAL SASSOON (Cyrillic)               Registered 7-Sep-94   1358      20-Oct-93  MBGU93024     3        PGCo
Japan              VIDAL SASSOON (Katakana & Oval Devicei Registered 27-Feb-85  1744369   23-Oct-81  NA.           3        PGCo
Japan              VIDAL SASSOON (Katakana & Oval Device/ Registered 27-Feb-85  1744368   23-Oct-81  NA.           3        PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 25-Dec-81  1491567   28-Jan-77  NA.           3        PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 30-Jan-98  4108728   31-Jan-96  8559/1996     25       PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 4-Jul-97   4022661   12-Jan-95  2195/1995     5        PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 30-May-81  1462611   28-Jan-77  NA.           21       PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 11-Jul-97  3330985   12-Jan-95  2196/1995     5        PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 28-Aug-84  1707063   23-Oct-81  NA.           21       PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 28-Aug-84  1707065   23-Oct-81  NA.           21       PGCo
Japan              VIDAL SASSOON (Katakana)               Registered 31-Oct-84  1724439   7-Sep-81   NA.           3        PGCo
Vietnam            VIDAL SASSOON (Oval Device)            Registered 8-Jul-93   11979     8-Jul-93   14415         3        PGCo
United Kingdom     VIDAL SASSOON ACADEMY                  Registered 12-Jan-85  81233488  12-Jan-85  1233488       16       PGCo
China              VIDAL SASSOON ACADEMY (Chinese)        Registered 21-Nov-00  1479317   25-Aug-99  9900100776    41       PGCo
China              VIDAL SASSOON ACADEMY (Chinese)        Registered 21-Nov-00  1479752   25-Aug-99  9900100777    42       PGCo
Japan              VIDAL SASSOON BODY GLAZE               Registered 28-Nov-89  218- '    25-Jul-86  NA.           3        PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

   COUNTRY                   TRADEMARK               STATUS    REG. DATE  REG. NO    APPL. DATE   APPL. NO    INT'L CLL  REG. OWNER
Japan          VIDAL SASSOON BODY GLAZE+           Registered  28-Nov-89  2187669    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON COLOR CARE (& Katakal Registered  18-Jan-02  4537185    26-Feb-01   16261/2001       3         PGCo
Germany        VIDAL SASSOON COLORIFIC             Registered  22-Sep-86  1096688    1-Mar-86    R44073/3WZ       3         PGCo
United Kingdom VIDAL SASSOON COLORIFIC             Registered  8-Mar-86   B1262161   8-Mar-86    1262161          3         PGCo
Norway         VIDAL SASSOON CREATE & STYLE        Registered  17-Jun-93  157131     25-Oct-91   91/5370          3         PGCo
Sweden         VIDAL SASSOON CREATE & STYLE        Registered  21-May-93  249204     24-Oct-91   91-9082          3         PGCo
Switzerland    VIDAL SASSOON CREATE & STYLE        Registered  9-Oct-92   400953     9-Oct-92    6640/1992.0      3         PGCo
United Kingdom VIDAL SASSOON CREATE & STYLE        Registered  9-Sep-92   1512046    9-Sep-92    1512046          3         PGCo
China          VIDAL SASSOON FORM & FINISH         Registered  21-Feb-96  816310     13-Jul-93   93056344         3         PGCo
Hong Kong      VIDAL SASSOON FORM & FINISH         Registered  15-Jun-93  B1720/199  15-Jun-93   5997/1993        3         PGCo
Colombia       VIDAL SASSOON FORMESILK             Registered  29-Jun-95  176277     7-Feb-95    95004386         3         PGCo
Germany        VIDAL SASSOON IF YOU DON'T LOOK GC  Registered  11-Feb-81  1013939    8-Dec-79    V16914/3W        23        PGCo
Spain          VIDAL SASSOON LAVAR Y LISTO         Registered  7-Jan-92   1526801    25-Oct-89   1526801          35        PGCo
Finland        VIDAL SASSOON LIVE STYLE            Registered  20-Oct-93  128682     22-Jan-92   299/92           3         PGCo
Ireland        VIDAL SASSOON LIVE STYLE            Registered  9-Jun-94   149975     21-Jan-92   324/92           3         PGCo
Norway         VIDAL SASSOON LIVE STYLE            Registered  17-Jun-93  157173     23-Jan-92   92/0317          3         PGCo
Portugal       VIDAL SASSOON LIVE STYLE            Registered  25-Oct-93  280083     30-Jan-92   280083           3         PGCo
Sweden         VIDAL SASSOON LIVE STYLE            Registered  13-Aug-93  250720     17-Jan-92   92-0595          3         PGCo
Switzerland    VIDAL SASSOON LIVE STYLE            Registered  23-Jan-92  395528     23-Jan-92   941/1992.5       3         PGCo
United Kingdom VIDAL SASSOON LIVE STYLE            Registered  21-Jan-92  B1488439   21-Jan-92   1488439          3         PGCo
Brazil         VIDAL SASSOON Logo                  Registered  14-May-85  7.90E+08   27-Jul-79   790205254        3         PGCo
Brazil         VIDAL SASSOON Logo                  Registered  2-Oct-84   7.90E+08   6-Sep-79    790251744        25        PGCo
Brazil         VIDAL SASSOON Logo                  Registered  7-Jul-89   7.90E+08   6-Sep-79    790251752        9         PGCo
Laos           VIDAL SASSOON Logo                  Registered  27-Aug-93  2229       27-Aug-93   2381             3         PGCo
Japan          VIDAL SASSOON NEW +                 Registered  23-Jul-87  1974006    12-Mar-82   NA.              3         PGCo
Japan          VIDAL SASSOON NEW PROFESSIONAL      Registered  27-Feb-85  1744370    16-Dec-81   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL +        Registered  28-Nov-89  2187671    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL +        Registered  28-Nov-89  2187672    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL +        Registered  29-Sep-89  2171543    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL +        Registered  29-Sep-89  2171544    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL +        Registered  28-Nov-89  2187673    25-Jul-86   NA.              3         PGCo
Japan          VIDAL SASSOON PROFESSIONAL =        Registered  28-Nov-89  2187670    25-Jul-86   NA.              3         PGCo
Estonia        VIDAL SASSOON PROFESSIONAL COLLE,   Registered  5-Apr-95   15406      15-Jun-93   5332             3         PGCo
Latvia         VIDAL SASSOON PROFESSIONAL COLLE,   Registered  20-Nov-95  M31226     9-Oct-92    M-92-1432        3         PGCo
Lithuania      VIDAL SASSOON PROFESSIONAL COLLE-   Registered  12-Sep-95  20878      29-Oct-92   ZP2333           3         PGCo
Austria        VIDAL SASSOON PUMP & SPRAY          Registered  12-Dec-91  139342     14-Oct-91   AM4960/91        3         PGCo
Denmark        VIDAL SASSOON PUMP & SPRAY          Registered  14-May-93  3540/1993  16-Oct-91   7399/1991        3         PGCo
Finland        VIDAL SASSOON PUMP & SPRAY          Registered  5-Feb-93   124713     14-Oct-91   4852/91          3         PGCo
France         VIDAL SASSOON PUMP & SPRAY          Registered  17-Oct-91  170' -7    17-Oct-91   314180           3         PGCo

704 Marks

                             VIDAL SASSOON ? Global
                         Registrations and Applications

  COUNTRY                         TRADEMARK                         STATUS      REG. DATE      REG. NO            APPL. DATE
Germany             VIDAL SASSOON PUMP & SPRAY                    Registered    26-May-92   2014588               15-Oct-91
Greece              VIDAL SASSOON PUMP & SPRAY                    Registered    17-Jul-94   106338                16-Oct-91
Ireland             VIDAL SASSOON PUMP & SPRAY                    Registered    14-Sep-94   B151254               14-Oct-91
Norway              VIDAL SASSOON PUMP & SPRAY                    Registered    21-Jan-93   154795                16-Oct-91
Sweden              VIDAL SASSOON PUMP & SPRAY                    Registered    21-May-93   249203                15-Oct-91
Switzerland         VIDAL SASSOON PUMP & SPRAY                    Registered    28-Oct-91   403750                28-Oct-91
United Kingdom      VIDAL SASSOON PUMP & SPRAY (& Devic           Registered    i6-May-91   1464531               16-May-91
Taiwan              VIDAL SASSOON SALON                           Registered    1-Mar-94    634120                19-Apr-93
Korea (South)       VIDAL SASSOON SALON +                         Registered    4-Nov-93    278592                1-Aug-92
Australia           VIDAL SASSOON SALON COLLECTION                Registered    7-Jul-92    B582038               7-Jul-92
China               VIDAL SASSOON SALON COLLECTION                Registered    14-Feb-94   677235                27-Oct-92
Hong Kong           VIDAL SASSOON SALON COLLECTION                Registered    17-Aug-92   B6676 of 1            17-Aug-92
India               VIDAL SASSOON SALON COLLECTION                Registered    28-Dec-92   587432                28-Dec-92
Indonesia           VIDAL SASSOON SALON COLLECTION                Registered    23-Dec-94   319976                13-Sep-93
Korea (South)       VIDAL SASSOON SALON COLLECTION                Registered    12-Jan-94   282972                1-Aug-92
Malaysia            VIDAL SASSOON SALON COLLECTION                Registered    21-Aug-92   1992/5898             21-Aug-92
New Zealand         VIDAL SASSOON SALON COLLECTION                Registered    13-Jul-92   219784                13-Jul-92
Pakistan            VIDAL SASSOON SALON COLLECTION                Registered    10-Jan-93   118590                10-Jan-93
Singapore           VIDAL SASSOON SALON COLLECTION                Registered    19-Aug-92   B6345/92              19-Aug-92
Thailand            VIDAL SASSOON SALON COLLECTION                Registered    21-Aug-92   KOR54423              21-Aug-92
Australia           VIDAL SASSOON SALON SCIENCE                   Registered    7-Jul-92    B582037               7-Jul-92
China               VIDAL SASSOON SALON SCIENCE                   Registered    14-Feb-94   677236                27-Oct-92
Hong Kong           VIDAL SASSOON SALON SCIENCE                   Registered    17-Aug-92   B6674 of 1            17-Aug-92
India               VIDAL SASSOON SALON SCIENCE                   Registered    28-Dec-92   587431                28-Dec-92
Indonesia           VIDAL SASSOON SALON SCIENCE                   Registered    23-Dec-94   319975                13-Sep-93
Korea (South)       VIDAL SASSOON SALON SCIENCE                   Registered    4-Nov-93    278594                1-Aug-92
Korea (South)       VIDAL SASSOON SALON SCIENCE                   Registered    12-Jan-94   282974                1-Aug-92
Malaysia            VIDAL SASSOON SALON SCIENCE                   Pending                                         21-Aug-92
New Zealand         VIDAL SASSOON SALON SCIENCE                   Registered    13-Jul-92   219785                13-Jul-92
Pakistan            VIDAL SASSOON SALON SCIENCE                   Registered    10-Jan-93   118592                10-Jan-93
Singapore           VIDAL SASSOON SALON SCIENCE                   Registered    19-Aug-92   B6344/92              19-Aug-92
Thailand            VIDAL SASSOON SALON SCIENCE                   Registered    21-Aug-92   KOR54422              21-Aug-92
Austria             VIDAL SASSOON SALON STYLE                     Registered    19-Mar-92   141043                31-Jan-92
Denmark             VIDAL SASSOON SALON STYLE                     Registered    2-Oct-92    9118/1992             3-Feb-92
Finland             VIDAL SASSOON SALON STYLE                     Registered    20-Dec-93   129517                31-Jan-92
Germany             VIDAL SASSOON SALON STYLE                     Registered    1-Sep-92    2019798               1-Feb-92
Portugal            VIDAL SASSOON SALON STYLE                     Registered    11-Apr-93   280317                12-Feb-92
Turkey              VIDAL SASSOON SALON STYLE                     Registered    10-Feb-92   134663                10-Feb-92
United Kingdom      VIDAL SASSOON SALON STYLE                     Registered    31-Jan-92   148(degree)" caret 4  31-Jan-92

  COUNTRY              APPL. NO       INT'L CLL    REG. OWNER
Germany              R51415/3W        23,5            PGCo
Greece               106338           3               PGCo
Ireland              5088/91          3               PGCo
Norway               91/5185          3               PGCo
Sweden               91-8750          3               PGCo
Switzerland          7229/1991.4      3               PGCo
United Kingdom       1464531          3               PGCo
Taiwan               634120           s               PGCo
Korea (South)        92-21363         3               PGCo
Australia            582038           3               PGCo
China                92070984         3               PGCo
Hong Kong            9214705          3               PGCo
India                587432           3               RVI
Indonesia            9808/92          3               PGCo
Korea (South)        92-21366         3               PGCo
Malaysia             5898/92          3               PGCo
New Zealand          219784           3               PGCo
Pakistan             118590           3               PGCo
Singapore            6345/92          3               PGCo
Thailand             232666           3               PGCo
Australia            582037           3               PGCo
China                92070983         3               PGCo
Hong Kong            92-14703         3               PGCo
India                587431           3               RVI
Indonesia            9807/92          3               PGCo
Korea (South)        92-21365         3               PGCo
Korea (South)        92-21368         3               PGCo
Malaysia             1992/5899        3               RVI
New Zealand          219785           3               PGCo
Pakistan             118592           3               PGCo
Singapore            6344/92          3               PGCo
Thailand             232667           3               PGCo
Austria              AM439/92         3               PGCo
Denmark              772/1992         3               PGCo
Finland              479/92           3               PGCo
Germany              R51941/3WZ       3               PGCo
Portugal             280317           3               PGCo
Turkey               934/92           3               PGCo
United Kingdom       1489594          3               PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

   COUNTRY                        TRADEMARK                  STATUS          REG. DATE        REG. NO          APPL. DATE
Pakistan            VIDAL SASSOON SALON STYLIST +          Registered        10-Jan-93        118591           10-Jan-93
United Kingdom      VIDAL SASSOON SALONS                   Registered        12-Jan-85        B1233489         12-Jan-85
United Kingdom      VIDAL SASSOON SCHOOL                   Registered        12-Jan-85        B1233490         12-Jan-85
Japan               VIDAL SASSOON SCULPTING GEL            Registered        29-Sep-89        2171541          25-Jul-86
Japan               VIDAL SASSOON SCULPTING GEL            Registered        29-Sep-89        2171542          25-Jul-86
United Kingdom      VIDAL SASSOON SENSITIVE HAIR           Registered        8-May-81         B1153774         8-May-81
Denmark             VIDAL SASSOON SILK STYLE               Registered        14-May-93        3556/1993        17-Feb-92
Finland             VIDAL SASSOON SILK STYLE               Registered        7-Feb-94         130381           14-Feb-92
Norway              VIDAL SASSOON SILK STYLE               Registered        17-Jun-93        157184           17-Feb-92
Portugal            VIDAL SASSOON SILK STYLE               Registered        25-Nov-93        281106           10-Mar-92
Sweden              VIDAL SASSOON SILK STYLE               Registered        21-May-93        249217           14-Feb-92
Switzerland         VIDAL SASSOON SILK STYLE               Registered        19-Feb-92        399743           19-Feb-92
United Kingdom      VIDAL SASSOON SILK STYLE               Registered        14-Feb-92        1490936          14-Feb-92
Austria             VIDAL SASSOON SILKSANE                 Registered        26-Apr-93        146905           17-Mar-93
Denmark             VIDAL SASSOON SILKSANE                 Registered        4-Jun-93         4080/1993        18-Mar-93
France              VIDAL SASSOON SILKSANE                 Registered        18-Mar-93        93460059         18-Mar-93
Greece              VIDAL SASSOON SILKSANE                 Registered        19-Feb-96        113279           17-Mar-93
Portugal            VIDAL SASSOON SILKSANE                 Registered        23-Aug-94        291229           22-Apr-93
Austria             VIDAL SASSOON SOLUTIONS                Registered        20-Mar-90        130131           2-Jan-90
Benelux             VIDAL SASSOON SOLUTIONS                Registered        30-Jan-90        474350           30-Jan-90
Denmark             VIDAL SASSOON SOLUTIONS                Registered        22-Mar-91        1752/1991        30-Jan-90
Finland             VIDAL SASSOON SOLUTIONS                Registered        20-Aug-92        121455           31-Jan-90
France              VIDAL SASSOON SOLUTIONS                Registered        2-Feb-90         1618855          2-Feb-90
Germany             VIDAL SASSOON SOLUTIONS                Registered        27-Feb-91        1172786          1-Feb-90
Greece              VIDAL SASSOON SOLUTIONS                Registered        19-Jul-93        97364            30-Jan-90
Ireland             VIDAL SASSOON SOLUTIONS                Registered        1-Jun-93         139329           26-Jan-90
Norway              VIDAL SASSOON SOLUTIONS                Registered        7-Jan-93         154414           6-Feb-90
Portugal            VIDAL SASSOON SOLUTIONS                Registered        28-Aug-92        262367           23-Feb-90
Sweden              VIDAL SASSOON SOLUTIONS                Registered        21-May-93        249178           30-Jan-90
Switzerland         VIDAL SASSOON SOLUTIONS                Registered        2-Feb-90         380374           2-Feb-90
United Kingdom      VIDAL SASSOON SOLUTIONS                Registered        30-Jan-90        1413339          30-Jan-90
United Kingdom      VIDAL SASSOON SOLUTIONS (& Device)     Registered        5-Jan-90         1409688          5-Jan-90
Austria             VIDAL SASSOON STYLE & FINISH           Registered        17-Oct-90        133188           8-Aug-90
Denmark             VIDAL SASSOON STYLE & FINISH           Registered        13-Dec-91        8659/1991        6-Aug-90
Finland             VIDAL SASSOON STYLE & FINISH           Registered        20-Aug-92        121199           6-Aug-90
France              VIDAL SASSOON STYLE & FINISH           Registered        22-Mar-91        1651873          22-Mar-91
Germany             VIDAL SASSOON STYLE & FINISH           Registered        22-Apr-91        1175224          11-Aug-90
Greece              VIDAL SASSOON STYLE & FINISH           Registered        17-Mar-94        103661           15-Apr-91
Ireland             VIDAL SASSOON STYLE & FINISH           Registered        30-Sep-93        B14'             10-Aug-90

   COUNTRY               APPL. NO       INT'L CLL        REG. OWNER
Pakistan                118591          3                   PGCo
United Kingdom          1233489         16                  PGCo
United Kingdom          1233490         16                  PGCo
Japan                   NA.             3                   PGCo
Japan                   NA.             3                   PGCo
United Kingdom          1153774         3                   PGCo
Denmark                 1153/1992       3                   PGCo
Finland                 762/92          3                   PGCo
Norway                  92/0769         3                   PGCo
Portugal                281106          3                   PGCo
Sweden                  92-1412         3                   PGCo
Switzerland             1619/1992.5     3                   PGCo
United Kingdom          1490936         3                   PGCo
Austria                 AM1257/93       3                   PGCo
Denmark                 1849/93         3                   PGCo
France                  93460059        3                   PGCo
Greece                  113279          3                   PGCo
Portugal                291229          3                   PGCo
Austria                 AM14/90         3                   PGCo
Benelux                 740655          3                   PGCo
Denmark                 0831/1990       3                   PGCo
Finland                 533/90          3                   PGCo
France                  185081          3                   PGCo
Germany                 R48962/3WZi     3                   PGCo
Greece                  97364           3                   PGCo
Ireland                 541/90          3                   PGCo
Norway                  90/0667         3                   PGCo
Portugal                262367          3                   PGCo
Sweden                  90-0973         3                   PGCo
Switzerland             956/1990.4      3                   PGCo
United Kingdom          1413339         3                   PGCo
United Kingdom          1409688         3                   PGCo
Austria                 AM4039/90       3                   PGCo
Denmark                 6052/1990       3                   PGCo
Finland                 4017/90         3                   PGCo
France                  275426          3                   PGCo
Germany                 R49731/3W       23                  PGCo
Greece                  103661          3                   PGCo
Ireland                 4771/90         3                   PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

    COUNTRY                 TRADEMARK              STATUS     REG. DATE   REG. NO   APPL. DATE  APPL. NO    INT'L CLL  REG. OWNER
Norway            VIDAL SASSOON STYLE & FINISH   Registered   3-Dec-92   153466     7-Aug-90   90/3991      3             PGCo
Portugal          VIDAL SASSOON STYLE & FINISH   Registered   31-Mar-93  273225     24-Apr-91  273225       3             PGCo
Sweden            VIDAL SASSOON STYLE & FINISH   Registered   30-Jul-93  250365     7-Aug-90   90-7244      3             PGCo
Switzerland       VIDAL SASSOON STYLE & FINISH   Registered   15-Aug-90  384213     15-Aug-90  6130/1990.6  3             PGCo
United Kingdom    VIDAL SASSOON STYLE & FINISH   Registered   27-Jun-90  1430234    27-Jun-90  1430234      3             PGCo
Finland           VIDAL SASSOON STYLE & GO       Registered   5-Feb-93   124785     17-Dec-91  6101/91      3             PGCo
Germany           VIDAL SASSOON STYLE & GO       Registered   20-Oct-92  2022622    11-Dec-91  R51756/3WZ   3             PGCo
Japan             VIDAL SASSOON STYLING MOUSSE   Registered   23-Feb-90  2214015    13-May-85  60-047297    3             PGCo
Japan             VIDAL SASSOON STYLING MOUSSE + Registered   23-Feb-90  2214017    13-May-85  60-047299    3             PGCo
Japan             VIDAL SASSOON STYLING MOUSSE + Registered   23-Feb-90  2214016    13-May-85  NA.          3             PGCo
China             VIDAL SASSOON STYLIST CHOICE   Registered   14-Feb-94  677246     27-Oct-92  92070892     3             PGCo
Hong Kong         VIDAL SASSOON STYLIST CHOICE   Registered   17-Aug-92  B6675 OF   17-Aug-92  92-14704     3             PGCo
India             VIDAL SASSOON STYLIST CHOICE   Pending      28-Dec-92  587434                             3             RVI
Indonesia         VIDAL SASSOON STYLIST CHOICE   Registered   22-Aug-92  316904     22-Aug-92  9806/92      3             PGCo
Korea (South)     VIDAL SASSOON STYLIST CHOICE   Registered   4-Nov-93   278593     1-Aug-92   92-21364     3             PGCo
Korea (South)     VIDAL SASSOON STYLIST CHOICE   Registered   12-Jan-94  282973     1-Aug-92   92-21367     3             PGCo
Malaysia          VIDAL SASSOON STYLIST CHOICE   Pending                            21-Aug-92  1992/5897    3             RVI
Singapore         VIDAL SASSOON STYLIST CHOICE   Registered   19-Aug-92  6346/92    19-Aug-92  6346/92      3             PGCo
Thailand          VIDAL SASSOON STYLIST CHOICE   Registered   21-Aug-92  Kor10066   21-Aug-92  232665       3             PGCo
Canada            VIDAL SASSOON ULTRA            Registered   10-Apr-92  TMA396,9j  8-May-90   657114       3             PGCo
Argentina         VIDAL SASSOON ULTRA CARE       Registered   7-Jun-01   1832868    16-Apr-93  1876041      3             PGCo
Australia         VIDAL SASSOON ULTRA CARE       Registered   9-Feb-93   A595613    9-Feb-93   595613       3             PGCo
Brazil            VIDAL SASSOON ULTRA CARE       Registered   22-Aug-95  8.17E+08   14-Jul-93  817362665    3             RVI
Brunei Darussalam VIDAL SASSOON ULTRA CARE       Registered   21-Sep-92  BRU/19051  21-Sep-92  BRU/22103    3             PGCo
Chile             VIDAL SASSOON ULTRA CARE       Registered   13-Nov-95  452814     20-Jan-93  230506       3             RVI
Colombia          VIDAL SASSOON ULTRA CARE       Pending                            26-Jan-93  374350       3             RVI
Guatemala         VIDAL SASSOON ULTRA CARE       Registered   7-May-96   78027      25-Nov-93  93-78917     3             PGCo
Hong Kong         VIDAL SASSOON ULTRA CARE       Registered   1-Apr-92   B06673 of  1-Apr-92   9209607      3             PGCo
India             VIDAL SASSOON ULTRA CARE       Pending                            6-Feb-96   697248       3             RVI
Indonesia         VIDAL SASSOON ULTRA CARE       Registered   8-Apr-93   302449     8-Apr-93   H4HC0101-(   3             PGCo
Korea (South)     VIDAL SASSOON ULTRA CARE       Registered   12-Apr-93  260705     11-Jan-92  92-572       3             PGCo
Malaysia          VIDAL SASSOON ULTRA CARE       Pending                            19-May-92  1992/3289    3             RVI
Mexico            VIDAL SASSOON ULTRA CARE       Registered   26-Jul-93  438143     1-Feb-93   159638       3             PGCo
New Zealand       VIDAL SASSOON ULTRA CARE       Registered   18-Feb-93  224971     18-Feb-93  224971       3             PGCo
Peru              VIDAL SASSOON ULTRA CARE       Registered   22-Jul-93  1014       22-Jul-93  216406       3             PGCo
Singapore         VIDAL SASSOON ULTRA CARE       Registered   14-May-92  B3591/92   14-May-92  S/3591/92    3             PGCo
Taiwan            VIDAL SASSOON ULTRA CARE       Registered   16-Jan-93  578705     12-Dec-91  578705       3             PGCo
Taiwan            VIDAL SASSOON ULTRA CARE       Registered   16-Jan-92  547847     30-Jul-91  80 34085     3             PGCo
Venezuela         VIDAL SASSOON ULTRA CARE       Pending                            11-Feb-93  2046         3             RVI

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

    COUNTRY                          TRADEMARK                      STATUS           REG. DATE        REG. NO            APPL. DATE
Vietnam                   VIDAL SASSOON ULTRA CARE                Registered         8-Jul-93         12866             8-Jul-93
Austria                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Austria                   VIDAL SASSOON WASH & GO                 Registered         29-Mar-89        124581            6-Dec-88
Benelux                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Community Trademark       VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Denmark                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Finland                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Finland                   VIDAL SASSOON WASH & GO                 Registered         5-Mar-92         117201            7-Dec-88
France                    VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Germany                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Germany                   VIDAL SASSOON WASH & GO                 Registered         23-Apr-93        DD-65284          28-Sep-90
Germany                   VIDAL SASSOON WASH & GO                 Registered         24-May-89        1140205           18-Nov-88
Greece                    VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Ireland                   VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Italy                     VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Madagascar                VIDAL SASSOON WASH & GO                 Registered         19-Feb-96        1515              29-Jun-95
Norway                    VIDAL SASSOON WASH & GO                 Registered         15-Nov-90        143357            8-Dec-88
Portugal                  VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Spain                     VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
Spain                     VIDAL SASSOON WASH & GO                 Registered         20-Nov-89        1270754           24-Aug-88
Sweden                    VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
United Kingdom            VIDAL SASSOON WASH & GO                 Registered         8-May-98         58503             1-Apr-96
France                    VIDAL SASSOON WASH & GO (& Device)      Registered         23-Mar-90        1581716           23-Mar-90
Germany                   VIDAL SASSOON WASH & GO (& Device)      Registered         11-Sep-91        2003930           21-Nov-90
Greece                    VIDAL SASSOON WASH & GO (& Device)      Registered         19-Dec-94        109288            8-Jun-92
Morocco                   VIDAL SASSOON WASH & GO (& Device)      Registered         17-Aug-95        57292             17-Aug-95
Portugal                  VIDAL SASSOON WASH & GO (& Device)      Registered         15-Apr-93        273774            17-May-91
Portugal                  VIDAL SASSOON WASH & GO (& Device)      Registered         7-Nov-94         294068            17-Aug-93
Portugal                  VIDAL SASSOON WASH & GO (& Device)      Registered         7-Nov-94         293956            11-Aug-93
Spain                     VIDAL SASSOON WASH & GO (& Device)      Registered         3-Dec-92         1591501           4-Oct-90
Spain                     VIDAL SASSOON WASH & GO (& Device)      Registered         3-Dec-92         1591500           4-Oct-90
Spain                     VIDAL SASSOON WASH & GO (& Device)      Registered         3-Dec-92         1591499           4-Oct-90
Swaziland                 VIDAL SASSOON WASH & GO (& Device)      Registered         6-Mar-97         565/95            4-Jul-95
Yemen Arab Republic       VIDAL SASSOON WASH & GO (& Device)      Registered         5-Apr-97         6659              9-Jan-96
Syria                     VIDAL SASSOON WASH & GO (Design)        Registered         29-Nov-95        56650             1-Nov-95
Gaza                      VIDAL SASSOON WASH & GO (Green Lab)     Registered         18-Sep-95        2598              8-Feb-95
Austria                   VIDAL SASSOON WENN SIE NICHT GUT A      Registered         2-Jul-85         109581            20-Nov-84
Germany                   VIDAL SASSOON WENN SIE NICHT GUT .A     Registered         3-Sep-85         1081310           20-Jun-84
Denmark                   VIDAL SASSOON                           Registered         18-Apr-80        16790             28-Nov-78

    COUNTRY                            APPL. NO               INT'L CLL         REG. OWNER
Vietnam                               14413               3                        PGCo
Austria                               58503               3                        PGCo
Austria                               AM5558/88           3                        PGCo
Benelux                               58503               3                        PGCo
Community Trademark                   58503               3                        PGCo
Denmark                               58503               3                        PGCo
Finland                               58503               3                        PGCo
Finland                               5449/88             3                        PGCo
France                                58503               3                        PGCo
Germany                               58503               3                        PGCo
Germany                               W65577              3                        PGCo
Germany                               R47399/3WZ          3                        PGCo
Greece                                58503               3                        PGCo
Ireland                               58503               3                        PGCo
Italy                                 58503               3                        PGCo
Madagascar                            95/00750            3                        RVI
Norway                                88/5601             3                        PGCo
Portugal                              58503               3                        PGCo
Spain                                 58503               3                        PGCo
Spain                                 1270754             3                        PGCo
Sweden                                58503               3                        PGCo
United Kingdom                        58503               3                        PGCo
France                                197652              3                        PGCo
Germany                               R50176/3WZ          3                        PGCo
Greece                                109288              3                        PGCo
Morocco                               NA                  3                        PGCo
Portugal                              273774              3                        PGCo
Portugal                              294068              3                        PGCo
Portugal                              293956              3                        13GCo
Spain                                 1591501             3                        PGCo
Spain                                 1591500             3                        PGCo
Spain                                 1591499             3                        PGCo
Swaziland                             565/95              3                        PGCo
Yemen Arab Republic                   7979                3                        PGCo
Syria                                 ###-##-####         3                        PGCo
Gaza                                  2598                3                        RVI
Austria                               AM3555/84           3,35,41,42               PGCo
Germany                               V18977/42W          3,35,41,42               PGCo
Denmark                               5022/78             7,8,9,14,16,18,25        PGCo

704 Marks

                             VIDAL SASSOON - Global
                         Registrations and Applications

Country            Trademark        Status      Reg. Date    Reg. No    Appl. Date     Appl. No        Intl classes
Denmark         VIDALSASSOON       Registered   21-Mar-75   1234-1975   19-Jul-74     314174         3,5,21,26,41,42
Germany         VS VIDAL SASSOON   Registered   22-Jan-81   1013211     1-Apr-80      V17058/3WZ

704 Marks